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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Nabriva Therapeutics plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 19, 2018

Dear Nabriva Therapeutics plc Shareholder:

        You are cordially invited to our Annual General Meeting of Shareholders on Wednesday, August 1, 2018, beginning at 3:00 p.m. Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland. The enclosed notice of Annual General Meeting of Shareholders sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. Our board of directors recommends that you vote "FOR" Proposals 1, 2, 3 and 4, as set forth in the proxy statement.

        We look forward to seeing you there.

Very truly yours,

Daniel Burgess
Chairman of the Board of Directors

        This proxy statement, the enclosed proxy card, our 2017 annual report to shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2017 were first made available to shareholders on or about June 19, 2018.

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on Wednesday, August 1, 2018

        The 2018 Annual General Meeting of Shareholders (the "AGM") of Nabriva Therapeutics plc, an Irish public limited company (the "Company"), will be held on August 1, 2018, beginning at 3:00 p.m., Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland, to consider and act upon the following matters:

  1.
  To elect, by separate resolutions, the seven director nominees named in this proxy statement to our board of directors to serve until the Company's 2019 Annual General Meeting of Shareholders;

  2.
  To ratify, in a non-binding advisory vote, the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the board of directors, acting through the audit committee, to set the independent registered public accounting firm's remuneration;

  3.
  To approve the adoption of the Company's 2018 Employee Share Purchase Plan;

  4.
  To approve the adoption of an amendment to the Company's 2017 Share Incentive Plan;

  5.
  To receive and consider the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2017 and the reports of the directors and auditors thereon, and to review the affairs of the Company; and

  6.
  To transact such other business as may properly come before the AGM or any adjournment or postponement thereof.

        Proposals 1, 2, 3 and 4 above are ordinary resolutions requiring a simple majority of the votes cast at the meeting to be approved. All proposals are more fully described in this proxy statement. There is no requirement under Irish law that the Company's Irish Statutory Financial Statements for the fiscal year ended December 31, 2017, or the directors' and auditor's reports thereon be approved by the shareholders, and no such approval will be sought at the AGM.

        Shareholders of record at the close of business on June 6, 2018 will be entitled to notice of and to vote at the AGM or any adjournment or postponement thereof.

By order of the Board of Directors,

Daniel Burgess
Chairman of the Board of Directors

Dublin, Ireland
June 19, 2018

        YOU MAY OBTAIN ADMISSION TO THE AGM BY IDENTIFYING YOURSELF AT THE AGM AS A SHAREHOLDER AS OF THE RECORD DATE. IF YOU ARE A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, A COPY OF AN ACCOUNT STATEMENT FROM YOUR BANK, BROKER OR OTHER NOMINEE SHOWING SHARES HELD FOR YOUR BENEFIT ON JUNE 6, 2018 WILL BE ADEQUATE IDENTIFICATION.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE AGM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO HELP ENSURE REPRESENTATION OF YOUR SHARES AT THE AGM. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

        A SHAREHOLDER ENTITLED TO ATTEND AND VOTE AT THE AGM IS ENTITLED, USING THE PROXY CARD PROVIDED, TO APPOINT ONE OR MORE PROXIES TO ATTEND, SPEAK AND VOTE INSTEAD OF HIM OR HER AT THE AGM. A PROXY NEED NOT BE A SHAREHOLDER OF RECORD.

Information about the AGM and Voting	1
Votes Required	3
CORPORATE GOVERNANCE	5
Board of Directors	5
How Our Board Is Organized	9
Board Committees	9
Compensation Committee Interlocks and Insider Participation	11
Board Meetings and Attendance	11
Board Processes	11
Board Policies	13
EXECUTIVE OFFICERS	16
EXECUTIVE AND DIRECTOR COMPENSATION	18
Summary Compensation Table	19
Narrative Disclosure to Summary Compensation Table	20
Outstanding Equity Awards as of December 31, 2017	23
Employment Agreements with Executive Officers	24
Equity Incentive Plans	27
Securities Authorized for Issuance under Equity Compensation Plans	30
DIRECTOR COMPENSATION	31
Summary Compensation Table	31
Director Compensation Arrangements	31
AUDIT-RELATED MATTERS	34
Audit Committee Report	34
Audit Fees and Services	35
Pre-Approval Policies and Procedures	35
MATTERS TO BE VOTED ON	36
Proposal 1: Election of Directors	36
Proposal 2: To Ratify the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018 and To Authorize the Board of Directors, Acting Through the Audit Committee, To Set the Independent Registered Public Accounting Firm's Remuneration	36
Proposal 3: To Approve the Adoption of Our 2018 Employee Share Purchase Plan	37
Proposal 4: To Approve the Adoption of an Amendment to the Company's 2017 Share Incentive Plan	41
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
Section 16(a) Beneficial Ownership Reporting Compliance	57
OTHER MATTERS	58
Solicitation of Proxies	58
Householding of Annual and Extraordinary Meeting Materials	58
Deadline for Submission of Shareholder Proposals for 2019 Annual Meeting of Shareholders	58
Important Notice of the Internet Availability of Proxy Materials for the Annual General Meeting:	58
Appendix A: 2018 Employee Share Purchase Plan	A-1
Appendix B: 2017 Share Incentive Plan, As Amended	B-1

NABRIVA THERAPEUTICS PLC
25-28 North Wall Quay
Dublin 1, Ireland

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 1, 2018

Important Notice Regarding the Availability of Proxy Materials
for the Annual General Meeting of Shareholders
to be held on August 1, 2018
This proxy statement, our 2017 annual report to
shareholders and our Irish Statutory Financial Statements for the year ended December 31, 2017 are available at www.envisionreports.com/nbrv for viewing, downloading and printing.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, and our Irish Statutory Financial Statements for the year ended December 31, 2017 will be furnished without charge to any shareholder upon written or oral request to the Company at 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, Telephone: (610) 816-6640.

Information about the AGM and Voting

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "board of directors" or the "board") of Nabriva Therapeutics plc (the "Company," "Nabriva," "we" or "us") for use at the 2018 Annual General Meeting of Shareholders (the "AGM") to be held on August 1, 2018, beginning at 3:00 p.m., Irish time (10:00 a.m., Eastern Time), at 25-28 North Wall Quay, Dublin 1, Ireland, and at any adjournment or postponement thereof. On June 6, 2018, the record date for the determination of shareholders entitled to vote at the AGM, there were issued, outstanding and entitled to vote an aggregate of 40,700,994 of our ordinary shares, par value $0.01 per share ("ordinary shares"). Each ordinary share entitles the record holder thereof to one vote on each of the matters to be voted on at the AGM.

        On June 23, 2017, Nabriva Therapeutics plc, a public limited company organized under the laws of Ireland became the successor issuer to Nabriva Therapeutics AG, a stock corporation (Aktiengesellschaft) organized under the laws of Austria, or Nabriva Austria, for certain purposes under both the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such succession occurred following the conclusion of a tender offer related to the exchange of American Depositary Shares and common shares of Nabriva Austria for ordinary shares of Nabriva Therapeutics plc, which resulted in Nabriva Therapeutics plc, a new Irish holding company, becoming the ultimate holding company of Nabriva Austria (the predecessor registrant and former ultimate holding company) and its subsidiaries, which we refer to as the Redomiciliation.

        Throughout this proxy statement, unless the context requires otherwise, all references to Nabriva Therapeutics plc, its board of directors, board committees, executive officers and directors, to its compensation and other policies, programs and reports on or prior to June 23, 2017 (the effective date of the Redomiciliation), refer to those of our predecessor, Nabriva Therapeutics AG, together with its subsidiaries.

        Your vote is important no matter how many shares you own.    Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.

        If you are the "record holder" of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in one of four ways:

  (1)
  You may vote over the Internet. You may vote your shares by following the "Vote by Internet" instructions on the enclosed proxy card. If you vote by Internet, your use of that system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act of 2014, of each of Colin Broom, Gary Sender and Robert Crotty as your proxy to vote your shares on your behalf in accordance with your Internet instructions. The internet voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), on the day of the AGM.

  (2)
  You may vote by telephone. You may vote your shares by following the "Vote by Phone" instructions on the enclosed proxy card. If you vote by telephone, you do not need to vote over the Internet or complete and mail your proxy card. If you vote by telephone, your use of that telephone system, and specifically the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act of 2014, of each of Colin Broom, Gary Sender and Robert Crotty as your proxy to vote your shares on your behalf in accordance with your telephone instructions. The telephone voting facilities for eligible shareholders of record will close at 6:00 a.m., Irish time (1:00 a.m., Eastern Time), on the day of the AGM.

  (3)
  You may vote by mail. You may vote by completing, dating and signing the proxy card delivered with this proxy statement and promptly mailing it in the enclosed postage-paid envelope. If you vote by mail, you do not need to vote over the Internet or by telephone. We must receive the completed proxy card by 12:00 p.m., Irish time (7:00 a.m., Eastern Time), on the day of the AGM.

  (4)
  You may vote in person. If you attend the AGM, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot at the AGM. Ballots will be available at the AGM.

All proxies that are executed and delivered by mail or in person, or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual General Meeting of Shareholders in accordance with the shareholders' instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors' recommendations on such proposals as set forth in this proxy statement. All proxies will be forwarded to the Company's registered office electronically.

        After you have submitted a proxy, you may still change your vote and revoke your proxy prior to the AGM by doing any one of the following things:

  •
  submitting a new proxy by following the "Vote by Internet" or "Vote by Phone" instructions on the enclosed proxy card at a date later than your previous vote but prior to the voting deadline (which is 6:00 a.m., Irish time (1:00 a.m., Eastern Time), on the day of the AGM);

  •
  signing another proxy card and either arranging for delivery of that proxy card by mail by 12:00 p.m., Irish time (7:00 a.m., Eastern Time), on the day of the AGM, or by delivering that signed proxy card in person at the AGM;

  •
  giving our Secretary a written notice before or at the AGM that you want to revoke your proxy; or

  •
  voting in person at the AGM.

        Your attendance at the AGM alone will not revoke your proxy.

        If the shares you own are held in "street name" by a bank, broker or other nominee record holder, which we collectively refer to in this proxy statement as "brokerage firms," your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange, or NYSE, the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instruction from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain "discretionary" items, but will not be allowed to vote your shares with respect to certain "non-discretionary" items. The ratification of KPMG LLP as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the independent registered public accounting firm's remuneration (Proposal 2) is a discretionary item under the NYSE rules, and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of the board of directors (Proposal 1), approval of the adoption of the Company's 2018 Employee Share Purchase Plan (Proposal 3) and approval of the adoption of an amendment to the Company's 2017 Share Incentive Plan (Proposal 4) are "non-discretionary" items, meaning that if you do not instruct your brokerage firm on how to vote with respect to Proposals 1, 3 or 4, your brokerage firm will not vote with respect to that proposal and your shares will be counted as "broker non-votes." "Broker non-votes" are shares that are held in "street name" by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

        If your shares are held in street name, you must bring an account statement from your brokerage firm showing that you are the beneficial owner of the shares as of the record date (June 6, 2018) to be admitted to the AGM. To be able to vote your shares held in street name at the AGM, you will need to obtain a proxy card from the holder of record.

Votes Required

        The holders of a majority of our ordinary shares issued and outstanding and entitled to vote at the AGM will constitute a quorum for the transaction of business at the AGM. Ordinary shares represented in person or by proxy (including "broker non-votes" (as described above) and shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the AGM. The following votes are required for approval of the proposals being presented at the AGM:

        Proposal 1: To Elect the Board of Directors.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the election of a director nominee.

        Proposal 2: To Ratify, in a Non-Binding Advisory Vote, the Selection of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018 and to Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to set the Auditor's Remuneration.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the current fiscal year and to authorize the board of directors, acting through the audit committee, to set the auditor's remuneration.

        Proposal 3: To Approve the Adoption of the Company's 2018 Employee Share Purchase Plan.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the adoption of the Company's 2018 Employee Share Purchase Plan.

        Proposal 4: To Approve the Adoption of an Amendment to the Company's 2017 Share Incentive Plan.    The affirmative vote of the holders of ordinary shares representing a majority of the votes cast on the matter and voting affirmatively or negatively is required for the approval of the adoption of the amendment to the Company's 2017 Share Incentive Plan.

        Shares that abstain from voting as to a particular matter and shares held in "street name" by brokerage firms who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the proposals referenced above.

 CORPORATE GOVERNANCE

Board of Directors

        Set forth below are the names and certain biographical information about each member of our board of directors as of June 1, 2018. Each director was elected by our shareholders at the 2017 Extraordinary General Meeting of the Company. All current members of the board of directors, other than Axel Bolte, are standing for election at the AGM. Mr. Bolte has determined not to stand for re-election to our board of directors, which is not a result of any disagreement between Mr. Bolte and our company on any matter relating to our operations, policies or practices. The information presented includes each director's principal occupation and business experience for at least the past five years and the names of other public companies of which he or she has served as a director during the past five years. We believe that all of our directors possess the attributes and characteristics described in "—Board Processes—Director Nomination Process."

Name	Age	Position
Daniel Burgess(1)(3)	56	Director, Chairman of the Board
Colin Broom, MD	62	Director, Chief Executive Officer
Axel Bolte(2)	46	Director
Carrie Bourdow(2)	55	Director
Mark Corrigan, MD(3)	60	Director
Charles A. Rowland, Jr.(1)(2)	59	Director
George H. Talbot, MD	70	Director
Stephen Webster(1)(3)	57	Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

        Daniel Burgess has served on our board of directors since June 23, 2017. Mr. Burgess was a member of the supervisory board of Nabriva Austria and served as its chairman from October 2016 until the Redomiciliation. Mr. Burgess has been a venture partner at SV Life Sciences since 2014. He was previously president and chief executive officer of Rempex Pharmaceuticals, an antibiotics company he co-founded in 2011 and that was subsequently sold to The Medicines Company in 2013. Prior to this, Mr. Burgess was president and chief executive officer of Mpex Pharmaceuticals from 2007 until its acquisition by Aptalis Inc. in 2011. He also served as chief operating officer and chief financial officer of Hollis-Eden Pharmaceuticals from 1999 to 2007 and chief financial officer at Nanogen Inc. from 1998 to 1999. Prior to this, Mr. Burgess spent 10 years at Gensia Sicor, Inc. (acquired by Teva Pharmaceutical Industries Ltd), where he held a variety of executive-level positions with responsibility for overall finance for the company. He began his career at Castle & Cooke, and Smith Barney, Harris Upham and Company. Mr. Burgess also is chairman of the board of directors of Atox Bio, a private biotechnology company, and of Pulmocide Ltd., a private drug discovery company; and a member of the boards of directors of Cidara Therapeutics, Inc., a public biotechnology company; Arbutus Biopharma Corp., a public biotechnology company; and Leiter's Inc., a private compounding pharmacy. Mr. Burgess was a member of the board of directors of Santarus, Inc., from 2004 until its acquisition in 2014 by Salix Pharmaceuticals Inc. (now Valeant Pharmaceuticals International, Inc.). He received his B.A. in economics from Stanford University and an M.B.A. from Harvard University. We believe

Mr. Burgess is qualified to serve as a director because of his expertise and experience as an executive in the pharmaceutical industry and his educational background.

        Colin Broom has served on our board of directors since June 23, 2017 and as our chief executive officer since April 12, 2017. Dr. Broom was previously chief executive officer of Nabriva Austria from August 2014 until the Redomiciliation. Prior to joining Nabriva Austria, he served as chief scientific officer at ViroPharma Incorporated from 2004 until it was acquired by Shire plc in 2014. Dr. Broom served as vice president of clinical development and medical affairs in Europe for Amgen Inc. from 2000 to 2003 and previously held several leadership positions with Hoechst Marion Roussel (now Sanofi), SmithKline Beecham and Glaxo (now GlaxoSmithKline). Dr. Broom served as a member of the board of directors of NPS Pharmaceuticals, Inc. from 2009 until its acquisition by Shire in 2015. He is a member of the U.K. Royal College of Physicians and a fellow of the Faculty of Pharmaceutical Medicine. Dr. Broom received his B.Sc. from University College London and M.B.B.S. from St. George's Hospital Medical School. We believe that Dr. Broom is qualified to serve as a director due to his extensive experience in all stages of drug development and commercialization.

        Axel Bolte has served on our board of directors since June 23, 2017. He previously served on the supervisory board of Nabriva Austria from 2007 until the Redomiciliation. In February 2017, Mr. Bolte began serving as president and chief executive officer of Inozyme Pharma Inc., and he has served as managing member of Healthcare Advisors GmbH since March 2017. Previously, Mr. Bolte was a venture partner at HBM Partners AG, a provider of investment advisory services in the life sciences industry, and he served as an investment advisor to HBM Partners AG from 2003 to February 2017. Previously, he was an investment manager at NMT New Medical Technologies AG from 2001 to 2003, and prior to that, Mr. Bolte served as a scientist at Serono SA. He currently serves on the board of directors of Inozyme Pharma Inc., Ophthotech Corporation, Allena Pharmaceuticals and Tripex Pharmaceuticals, and previously served on the board of directors of PTC Therapeutics, Inc., Kolltan Pharmaceuticals, Inc. and Lux Biosciences. Mr. Bolte received a degree from the Swiss Federal Institute of Technology and an M.B.A. from the University of St. Gallen.

        Carrie Bourdow has served on our board of directors since June 23, 2017. Since February 2018, Ms. Bourdow has served as executive vice president and chief operating officer of Trevena, Inc., and she was chief commercial officer of Trevena from May 2015 to February 2017. Previously, she was vice president of marketing, reimbursement and operations at Cubist Pharmaceuticals, Inc. from May 2013 until it was acquired by Merck & Co., Inc. in 2015. Prior to joining Cubist, she spent more than 20 years at Merck, where she held various leadership positions including marketing lead for the U.S. hospital and anti-infectives franchise. Ms. Bourdow holds a B.A. degree from Hendrix College and an M.B.A. from Southern Illinois University. We believe Ms. Bourdow is qualified to serve as a director due to her extensive experience in the biopharmaceutical industry, including her experience with anti-infectives and with the commercialization of new drugs.

        Mark Corrigan has served on our board of directors since June 23, 2017. Dr. Corrigan previously served on the supervisory board of Nabriva Austria from October 2016 until the Redomiciliation. Since January 2015, Dr. Corrigan has been executive chairman of BlackThorn Therapeutics. Dr. Corrigan served as president and chief executive officer of Zalicus, Inc. from January 2010 until July 2014. Previously, Dr. Corrigan was executive vice president of research and development at the specialty pharmaceutical company Sepracor Inc., and prior to this, he spent 10 years with Pharmacia & Upjohn, most recently as Group Vice President of Global Clinical Research and Experimental Medicine. Before entering the healthcare industry, Dr. Corrigan was in academic research at the University of North Carolina at Chapel Hill School of Medicine, where he maintains a faculty appointment as Adjunct Professor in the Psychiatry Department. Dr. Corrigan currently serves on the boards of directors of BlackThorn Therapeutics, Inc., a private clinical-stage biopharmaceutical company, Novelin Therapeutics, Inc., a public biopharmaceutical company, Cardiome Pharma Corporation, a public biopharmaceutical company, Quartet Medicine, a private biotechnology company, and Accele

BioPharma Inc., a private biopharmaceutical company, and previously served on the boards of directors of CoLucid Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc., Avanair Pharmaceuticals, Inc., and EPIRUS Biopharmaceuticals, Inc., where he served as chairman of the board of directors. Dr. Corrigan holds an M.D. from the University of Virginia and received specialty training in psychiatry at Maine Medical Center and Cornell University. We believe Dr. Corrigan is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry as both an executive and a board member and because of his education and training.

        George H. Talbot has served on our board of directors since June 23, 2017. Dr. Talbot previously served on the supervisory board of Nabriva Austria from 2009 until the Redomiciliation. Dr. Talbot has been the principal at Talbot Advisors LLC, a biopharmaceutical company consultancy, since 2007 and prior to that, from 2000 to 2006. From 2006 to 2007, he served as chief medical officer and executive vice president of Cerexa, Inc. prior to its acquisition by Forest Laboratories, Inc. Dr. Talbot also worked closely with Calixa Therapeutics, Inc. and Durata Therapeutics, Inc., prior to their acquisitions by Cubist Pharmaceuticals, Inc. and Actavis plc, respectively. He was an initial member of the Infectious Diseases Society of America's Antimicrobial Availability Task Force ("Bad Bugs, No Drugs") and recently completed a seven-year tenure as co-chair of the Foundation for the National Institutes of Health (FNIH) Biomarkers Consortium Projects for Endpoint Development in Acute Bacterial Skin and Skin Structure Infections, Community-acquired Bacterial Pneumonia, and Hospital-acquired Bacterial Pneumonia/Ventilator-associated Bacterial Pneumonia, which made evidence-based recommendations to the Food and Drug Administration for its guidance development in these indications. Dr. Talbot received his B.A. from Wesleyan University, his M.D. from the Yale University School of Medicine, and his Infectious Diseases fellowship training at the University of Pennsylvania. After serving as a faculty member of the Infectious Diseases Section at the University of Pennsylvania, he joined the anti-infectives group at Rhone-Poulenc-Rorer in 1990. We believe that Dr. Talbot is qualified to serve as a director due to his education, training and extensive experience in the biopharmaceutical industry.

        Charles A. Rowland, Jr. has served on our board of directors since June 23, 2017. Mr. Rowland previously served on the supervisory board of Nabriva Austria from January 2015 until the Redomiciliation. Mr. Rowland served as chief executive officer of Aurinia Pharmaceuticals Inc. from April 2016 to January 2017. Mr. Rowland previously served as vice president and chief financial officer of ViroPharma Incorporated from 2008 until it was acquired by Shire plc in 2014. Prior to joining ViroPharma, Mr. Rowland served as executive vice president and chief financial officer, as well as interim co-chief executive officer, for Endo Pharmaceuticals Inc. from 2006 to 2008 and chief financial officer at Biovail Corporation from 2004 to 2006. He previously held finance and operational positions of increasing responsibility at Breakaway Technologies, Inc., Pharmacia, Novartis International AG and Bristol-Myers Squibb Company. Mr. Rowland currently serves as a member of the board of directors for Blueprint Medicines Corporation, a public biopharmaceutical company, and Viking Therapeutics, a public, clinical-stage biopharmaceutical company, and PsiOxus Therapeutics Ltd., a privately held biopharmaceutical company. Previously, he served on the board of directors at Idenix Pharmaceuticals, Inc., Vitae Pharmaceuticals, Inc., Bind Therapeutics Inc. and Aurinia Pharmaceuticals Inc. Mr. Rowland received his B.S. from Saint Joseph's University and M.B.A. from Rutgers University. We believe that Mr. Rowland is qualified to serve as a director due to his extensive experience in pharmaceutical operations and all areas of finance and accounting.

        Stephen Webster has served on our board of directors since June 23, 2017. Mr. Webster previously served on the supervisory board of Nabriva Austria from October 2016 until the Redomiciliation. Mr. Webster has been chief financial officer of Spark Therapeutics since July 2014. He was previously senior vice president and chief financial officer of Optimer Pharmaceuticals, Inc. from June 2012 until its acquisition by Cubist Pharmaceuticals in November 2013. Prior to this, Mr. Webster served as senior vice president and chief financial officer of Adolor Corporation, also acquired by Cubist, from 2008 to

2011. Previously, Mr. Webster served as managing director, Investment Banking Division, Health Care Group for Broadpoint Capital Inc. (formerly First Albany Capital). He also was a co-founder and served as president and chief executive officer of Neuronyx, Inc. Prior to this, Mr. Webster held positions of increasing responsibility, including as director, Investment Banking Division, Health Care Group, for PaineWebber Incorporated. Mr. Webster is currently a member of the board of directors of Viking Therapeutics, Inc. He holds an A.B. in economics from Dartmouth College and an M.B.A. from the University of Pennsylvania. We believe that Mr. Webster is qualified to serve as a director due to his extensive experience in the biopharmaceutical industry, particularly his service as a chief financial officer and in other executive management roles.

Board Composition

        Our articles of association provide that the number of directors on our board will be not less than two and not more than 12, with the exact number determined by the board. Our board of directors is currently authorized for eight members. Our directors hold office for a term continuing until the next annual general meeting of shareholders or until the earlier of their resignation or removal.

        Our articles of association provide that the authorized number of directors may be changed only by resolution of our board of directors. Under the Irish Companies Act of 2014, and notwithstanding anything contained in our articles of association or in any agreement between us and a director, our shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term at a meeting held on no less than 28 days' notice and at which the director is entitled to be heard. Our articles of association also provide that the office of a director will be vacated in certain circumstances including if the director is restricted or disqualified to act as a director under the Irish Companies Act of 2014, resigns his or her office by notice in writing, or is requested to resign in writing by not less than a majority of the other directors. Our board of directors may fill any vacancy occurring on the board of directors. If the board fills a vacancy, the director shall hold office until the next election of directors and until his or her successor shall be elected.

Board Determination of Independence

        Applicable Nasdaq rules require a majority of a listed company's board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an "independent director" if, in the opinion of the listed company's board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director's ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

        In March 2018, our board of directors undertook a review of the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board has determined that each of our directors, with the exception of George H. Talbot and Colin Broom, is an "independent director" as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board considered the relationships that each such director has with us, including each of the transactions described below in "—Board Policies—Related Person Transactions—Certain Relationships and Related Transactions," and all other facts and circumstances that our board deemed relevant in make such independence determination.

How Our Board Is Organized

Board Leadership Structure

        Mr. Burgess serves as chairman of our board of directors and Dr. Broom serves as our chief executive officer. We believe that having an independent director serve as our chairman allows our chief executive officer to focus on our business, while allowing the chairman of the board to fulfill a fundamental leadership role of providing advice to and independent oversight of our board.

        Our chief executive officer devotes a substantial amount of time and effort to his position. The chairman of the board role requires significant additional commitment, particularly as the board's oversight responsibilities continue to grow. Our board is committed to practicing good corporate governance and believes that having an independent non-executive director serving as chairman is the appropriate leadership structure for the company. The nominating and corporate governance committee periodically assesses the board's leadership structure and whether the board's leadership structure is appropriate given the specific characteristics or circumstances of the company at that time.

  Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates under a charter that has been approved by our board. Copies of the committee charters are posted under the heading "Corporate Governance" on the Investor section of our website, which is located at http://investors.nabriva.com. For the discussion below, references to our board committees include the committees of the supervisory board of our predecessor, Nabriva Austria, prior to the Redomiciliation.

  Audit Committee

        Our audit committee consists of Charles A. Rowland, Jr., Daniel Burgess and Stephen Webster, and Charles A. Rowland, Jr. is the chair of the audit committee. The audit committee oversees our accounting and financial reporting processes and the audits of our consolidated financial statements. The audit committee is responsible for, among other things:

  •
  making recommendations to our board regarding the ratification by the annual general meeting of shareholders of our independent auditors;

  •
  overseeing the work of the independent auditors, including resolving disagreements between management and the independent auditors relating to financial reporting;

  •
  pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

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  reviewing the independence and quality control procedures of the independent auditors;

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  reviewing and approving all proposed related-party transactions;

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  discussing the annual audited consolidated and statutory financial statements with management;

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  annually reviewing and reassessing the adequacy of our audit committee charter;

  •
  meeting separately with the independent auditors to discuss critical accounting policies, recommendations on internal controls, the auditor's engagement letter and independence letter and other material written communications between the independent auditors and the management; and

  •
  attending to such other matters as are specifically delegated to our audit committee by our board from time to time.

        Our Board has determined that Charles A. Rowland, Jr. is an "audit committee financial expert" as defined in the applicable SEC rules.

        Our audit committee (including the audit committee of Nabriva Austria) met five times and acted by written consent once in 2017.

  Compensation Committee

        Our compensation committee consists of Axel Bolte, Carrie Bourdow and Charles A. Rowland, Jr. Axel Bolte was the chair of the compensation committee until December 5, 2017, and Charles A. Rowland, Jr. has been chair since December 5, 2017. Mr. Bolte, who has determined not to stand for re-election, will also cease to be a member of our compensation committee after the AGM. The compensation committee assists the board in reviewing and approving or recommending our compensation structure, including all forms of compensation relating to our directors and management. The compensation committee is responsible for, among other things:

  •
  reviewing and making recommendations to the board with respect to compensation of our board of directors and management;

  •
  reviewing and approving the compensation, including equity compensation, change-of-control benefits and severance arrangements, of our chief executive officer, chief financial officer and such other members of our management as it deems appropriate;

  •
  overseeing the evaluation of our management;

  •
  reviewing periodically and making recommendations to our board with respect to any incentive compensation and equity plans, programs or similar arrangements;

  •
  exercising the rights of our board under any equity plans, except for the right to amend any such plans unless otherwise expressly authorized to do so; and

  •
  attending to such other matters as are specifically delegated to our compensation committee by our board from time to time.

        Our compensation committee (including the compensation committee of Nabriva Austria) met six times and acted by written consent once in 2017.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee consists of Daniel Burgess, Mark Corrigan and Stephen Webster, and Daniel Burgess is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee assists the board in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and corporate governance committee is responsible for, among other things:

  •
  recommending to the board persons to be nominated for election or re-election to the board at any meeting of shareholders;

  •
  overseeing the board's annual review of its own performance and the performance of its committees; and

  •
  developing and recommending to the board a set of corporate governance guidelines.

        Our nominating and corporate governance committee (including the nominating and corporate governance committee of Nabriva Austria) met three times in 2017.

Compensation Committee Interlocks and Insider Participation

        For the fiscal year ended December 31, 2017, the members of our compensation committee (including the compensation committee of our predecessor, Nabriva Austria) were Axel Bolte, Carrie Bourdow, Chau Khuong and Charles Rowland, Jr. No member of our compensation committee (including the compensation committee of Nabriva Austria) is, or has been, an officer or employee of ours or any subsidiary of ours. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that had one or more executive officers serving as a director or member of our compensation committee during the year ended December 31, 2017.

Board Meetings and Attendance

        Our board of directors (including the supervisory board of Nabriva Austria) met seven times and acted by written consent five times in 2017. During 2017, each director attended at least 75% of the aggregate of the number of board meetings held during his or her term, and of the meetings held by all committees of the board on which he or she then served.

        Our directors are expected to attend our annual general meeting of shareholders. In September 2017, all of our then-current directors attended the Extraordinary General Meeting of Shareholders either in person or by telephone.

Board Processes

Oversight of Risk

        Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital raising and allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our nominating and corporate governance committee oversees risk management activities relating to board composition; and our compensation committee oversees risk management activities relating to our compensation policies and practices and management succession planning. Each committee reports to the full board on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss such risks.

Director Nomination Process

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to directors and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates who are not then serving on our board, interviews of selected candidates by members of the committee and our board.

        In considering whether to recommend any candidate for inclusion in our board's slate of recommended director nominees, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described below under "—Corporate Governance Guidelines". Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment to understand our business and industry.

        The nominating and corporate governance committee did not engage a search firm to identify and evaluate potential director candidates in 2017. Ms. Bourdow was recommended to the nominating and corporate governance committee by our non-employee directors. Dr. Broom was not a member of Nabriva Austria's supervisory board because of limitations imposed by Austrian law. The nominating and corporate governance committee recommended Dr. Broom as a director nominee in 2017 because he is our chief executive officer.

        All of the director nominees are currently members of our board of directors. The nominee biographies under "—Board of Directors" indicate the experience, qualifications, attributes and skills of each of our current directors that led our nominating and corporate governance committee and our board to conclude such director should continue to serve as one of our directors. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that the nominees as a group possess the skill sets and specific experience desired for our board.

        Our nominating and corporate governance committee considers the value of diversity when selecting nominees, and believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. The committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

        Shareholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of ordinary shares owned by such shareholder or group of shareholders, to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our articles of association and must be received by us no later than the date referenced below in "Other Matters—Deadline for Submission of Shareholder Proposals for 2019 Annual General Meeting of Shareholders." Assuming appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications with Our Directors

        Our board of directors will give appropriate attention to written communications that are submitted by shareholders and will respond if and as appropriate. The chairman of the board, or otherwise the chair of the nominating and corporate governance committee, is primarily responsible for monitoring communications from shareholders and other interested parties and provides copies or summaries of such communications to the other directors as he considers appropriate. Shareholders who wish to communicate with our board of directors may do so by addressing such communications to Board of Directors, c/o Secretary, Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland. Communications will be forwarded to other directors if they relate to substantive matters that the chairman of the board or chair of the nominating and corporate governance committee considers appropriate for attention by the other directors.

Corporate Governance Guidelines

        Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the company and its shareholders. The guidelines provide that:

  •
  our board's principal responsibility is to oversee the management of the company;

  •
  a majority of the directors must be independent directors;

  •
  the independent directors meet in executive session at least twice a year;

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  directors have full and free access to management and, as necessary, independent advisors;

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  new directors participate in an orientation program; and

  •
  our board will conduct a periodic self-evaluation to determine whether it and its committees are functioning effectively.

        A copy of the corporate governance guidelines is posted under the heading "Corporate Governance" on the Investor Relations section of our website, which is located at http://investors.nabriva.com.

Board Policies

  Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which the company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% shareholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our chief financial officer or general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

  •
  the related person's interest in the related person transaction;

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  the approximate dollar value of the amount involved in the related person transaction;

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  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

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  whether the transaction was undertaken in the ordinary course of our business;

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  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

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  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of such transaction.

        Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our memorandum and articles of association.

        The policy provides that transactions involving compensation of our executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee's charter.

        In addition, under our Code of Business Conduct and Ethics, our directors, executive officers and employees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

  Certain Relationships and Related Transactions

        Since January 1, 2017, we have engaged in the following transactions with our executive officers, directors and holders of more than 5% of our voting securities, and affiliates of our executive officers, directors and 5% shareholders. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties:

September 2017 Financing

        In September 2017, we completed an underwritten public offering for the sale of an aggregate of 9,411,765 of our ordinary shares. In connection with such offering, Novo A/S, a 5% shareholder, purchased an aggregate of 1,000,000 ordinary shares at a purchase price of $8.50 per ordinary share.

At-the-Market Offering

        In March 2018, Wellington Management Group LLP, purchased an aggregate of 3,414,100 of our ordinary shares at a purchase price of $5.50 per share under our "at-the-market" offering program. Following such purchase, Wellington Management Group LLP beneficially owned more than 5% of our outstanding share capital.

  Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics is applicable to all of our directors, officers and employees and is available on our website at http://investors.nabriva.com. Our Code of Business Conduct and Ethics provides that our directors, officers and employees are expected to avoid any action, position or interest that conflicts with the interests of our company or gives the appearance of a conflict. We expect that any amendment to this code, or any waivers of its requirements, will be disclosed on our website. Information contained on, or that can be accessed through, our website is not incorporated by reference into this document, and you should not consider information on our website to be part of this document.

 EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officers as of June 1, 2018:

Name	Age	Position
Colin Broom	62	Chief Executive Officer
Robert Crotty	44	General Counsel and Secretary
Steven Gelone	50	Chief Scientific Officer
Francesco Maria Lavino	45	Chief Commercial Officer
Jennifer Schranz	53	Chief Medical Officer
Gary Sender	56	Chief Financial Officer

        In addition to the biographical information for Dr. Broom, which is set forth above under "Corporate Governance—Board of Directors," set forth below is certain biographical information about Drs. Gelone and Schranz and Messrs. Crotty, Lavino and Sender:

        Robert Crotty has served as our general counsel and secretary since June 23, 2017. Mr. Crotty joined Nabriva Austria as general counsel and secretary prior to the Redomiciliation on June 14, 2017. Previously, Mr. Crotty served as vice president, general counsel, chief compliance officer and secretary of Vernalis Therapeutics, Inc. from January 2016 to June 2017. Prior to joining Vernalis, Mr. Crotty held several positions at Dendreon Corporation from April 2012 to July 2015, including president, general counsel and secretary from February 2015 to July 2015, executive vice president, general counsel and secretary from March 2014 to February 2015, and vice president, assistant general counsel and assistant secretary from April 2012 to February 2014. Before Dendreon, Mr. Crotty was senior counsel at NPS Pharmaceuticals from 2009 until 2012 and at ImClone Systems, Inc. from 2006 to 2009. Prior to going in-house, Mr. Crotty was an associate at Morgan, Lewis & Bockius and Norton Rose Fulbright. Mr. Crotty received his B.A. from Princeton University and J.D. from University of Pennsylvania.

        Steven Gelone has served as our chief scientific officer since June 30, 2017. Dr. Gelone previously served as Nabriva Austria's chief development officer and head of business development from 2014 until the Redomiciliation and our chief development officer from the Redomiciliation until June 30, 2017. Prior to joining Nabriva Austria, he served as head of clinical research and development at Spark Therapeutics, Inc. in 2014 and vice president of clinical and preclinical development at ViroPharma Incorporated from 2005 to 2014. Dr. Gelone also served as director of medical affairs at Vicuron Pharmaceuticals from 2002 to 2003 and director of clinical pharmacology and experimental medicine at GlaxoSmithKline Pharmaceuticals from 2000 to 2002. Dr. Gelone received his B.S. Pharm. and Pharm.D. from Temple University.

        Francesco Maria Lavino has served as our chief commercial officer since July 10, 2017. Previously, Mr. Lavino served as associate vice president and global brand leader for the anti-infective portfolio at Merck & Co. from September 2015 to July 2017. Prior to Merck, Mr. Lavino was vice president of international marketing for Cubist Pharmaceuticals from December 2013 until September 2015. Before joining Cubist, Mr. Lavino spent 10 years with Merck & Co. in various roles, including serving as executive director and global brand leader for Merck's anti-fungal portfolio from January 2011 to November 2013. Mr. Lavino began his career in pharmaceutical sales at UCB S.A. and 3M Company in Italy. He has a B.A. in Pharmacy from the Federico II University of Napoli, Italy and an M.B.A. from SDA Bocconi School of Management in Milan, Italy.

        Jennifer Schranz has served as our chief medical officer since March 21, 2018. Previously, Dr. Schranz served as vice president, clinical research and development, global development team lead,

for hereditary angioedema at Shire plc from January 2014 until March 2018. Prior to Shire, Dr. Schranz served as vice president of clinical development for ViroPharma, Inc. from March 2011 until January 2014. Before joining ViroPharma, Dr. Schranz was vice president, clinical research at Cempra, Inc., where she was responsible for clinical and regulatory strategy. Earlier in her career, Dr. Schranz worked in clinical development and medical affairs at several pharmaceutical companies, including Wyeth (now Pfizer), Vicuron Pharmaceuticals, Inc. (now Pfizer), GlaxoSmithKline plc, and Merck & Co. Inc. Dr. Schranz completed two years of biology and psychology at McMaster University prior to acceptance and subsequent completion of an M.D. from the University of Toronto, where she completed her internal medicine training and was a fellow in infectious diseases.

        Gary Sender has served as our chief financial officer since April 12, 2017. Mr. Sender previously served as our chief financial officer from May 2016 until the Redomiciliation. Prior to joining Nabriva Austria, he served as chief financial officer and executive vice president at Synergy Pharmaceuticals from 2015 to 2016. From 2009 until 2015, Mr. Sender served as senior vice president, Finance at Shire plc., supporting its Specialty Pharmaceuticals business and subsequently its Global Commercial businesses. He was responsible for financial management and support of all commercial areas of Shire's Specialty Pharmaceutical and Rare Disease businesses, with an emphasis on resource allocation, financial forecasting, business cases and mergers and acquisitions. Prior to joining Shire, Mr. Sender was the founding CFO of Tengion, Inc. Mr. Sender also spent 15 years in a number of leadership roles within Merck. Mr. Sender received his B.S. from Boston University and an M.B.A from Carnegie-Mellon University.

 EXECUTIVE AND DIRECTOR COMPENSATION

        The following discussion provides the amount of compensation paid, and benefits in-kind granted, by us and our subsidiaries to the members of our board of directors and certain executives for services provided in all capacities to us and our subsidiaries for the year ended December 31, 2017.

Executive and Director Compensation Processes

        Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, or, as appropriate, makes recommendations to our board of directors for approval of our executive compensation program.

        In designing our executive compensation program, our compensation committee considers publicly available compensation data for national and regional companies in the biotechnology/pharmaceutical industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Since 2016, our compensation committee has retained Radford, a part of Aon Hewitt, a business unit of Aon plc, as its independent compensation consultant, to provide comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally. The committee also has retained Radford for guidelines and review of non-employee director compensation. Although our compensation committee considers the advice and guidelines of Radford as to our executive compensation program, our compensation committee ultimately makes its own decisions about these matters. In the future, we expect that our compensation committee will continue to engage independent compensation consultants to provide additional guidance on our executive compensation programs and to conduct competitive benchmarking against a peer group of publicly traded companies. In 2017, the total amount paid to Radford for its executive and director compensation consulting services was $94,910.

        Outside of services provided for the compensation committee, Radford provided nominal additional services to the company in 2017 related to benchmarking data with respect to certain non-executive positions in an effort to ensure that our compensation practices are competitive so that we can attract, reward, motivate and retain employees at all levels of our organization. The total amount paid to Radford in connection with these additional engagements was less than $120,000 in 2017.

        In addition, in 2017, Aon Risk Services, an affiliate of Radford, provided services as an insurance broker for various insurance policies including our products liability insurance, directors and officers' liability insurance and other commercial business insurance. In 2017, Aon Risk Services received an aggregate of approximately $151,232 in connection with such services.

        The compensation committee regularly evaluates the nature and scope of the services provided by Radford. The compensation committee approved the 2017 executive and director compensation consulting services described above. Although the compensation committee was aware of the other services performed by Aon Risk Services, and considered any potential conflict with Radford's independence, the compensation committee did not review such other services as those services were reviewed and approved by management in the ordinary course of business.

        In order to ensure that Radford is independent, Radford is only engaged by, takes direction from, and reports to, the compensation committee and, accordingly, only the compensation committee has the right to terminate or replace Radford at any time. Further, Radford maintains certain internal controls within Aon Corporation which include, among other things:

  •
  All Radford and Aon staff are required to review and complete courses covering the company's Code of Conduct, which forbids Radford and Aon staff from trading in a client's stock as well as the treatment of confidential client information;

  •
  Radford maintains a separate account management structure and database of contacts to protect the confidentiality of client lists and contacts;

  •
  Radford is not reliant on any one client for meeting performance expectations during the year, thereby minimizing any account concentration risk for an account manager, which could impair objectivity;

  •
  Radford's survey data are maintained on a separate IT platform to protect and secure the confidential nature of client information and the relationships where Radford provide services; and

  •
  Radford's staff is not directly compensated for any cross-selling of Aon product or services.

        The compensation committee reviewed information regarding the independence and potential conflicts of interest of Radford, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Radford did not raise any conflict of interest.

        Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board of directors with respect thereto.

Summary Compensation Table

        Our "named executive officers" for the year ended December 31, 2017 were as follows: Dr. Broom, our chief executive officer; Dr. Seltzer, our former chief medical officer Mr. Sender, our chief financial officer and Dr. Gelone, our chief scientific officer. The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for the periods presented.

Name and principal position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Colin Broom	2017	457,387	1,235,835	183,501	40,158	1,916,881
Chief Executive Officer	2016	410,354	769,798	175,776	43,043	1,398,971
Elyse Seltzer	2017	303,005	535,055	108,635	253,134	1,199,829
Chief Medical Officer(4)	2016	365,022	284,978	106,505	23,735	780,241
Gary Sender	2017	360,303	535,055	104,125	32,997	1,032,480
Chief Financial Officer
Steven Gelone	2017	370,278	535,055	93,766	15,942	1,015,041
Chief Scientific Officer

(1)
The amounts reported in the "Option Awards" column reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 10 to the consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 regarding assumptions underlying the valuation of equity awards.

(2)
The amounts reported in the "Non-Equity Incentive Plan Compensation" column represent awards to our named executive officers under our annual cash bonus program that were paid in the year indicated for service performed in the immediately preceding fiscal year.

(3)
The compensation included in the "All Other Compensation" column consists of amounts we contributed to our 401(k) plan and medical insurance premiums paid by us on behalf of such individual. This column also includes severance benefits for Dr. Seltzer.

(4)
Dr. Seltzer resigned from her position as chief medical officer effective as of September 30, 2017.

Narrative Disclosure to Summary Compensation Table

  Base Salary

        In 2017, we paid annualized base salaries of $457,800 to Dr. Broom; $394,472 to Dr. Seltzer; $360,500 to Mr. Sender; and $390,000 to Dr. Gelone. In 2016, we paid annualized base salaries of $436,000 to Dr. Broom; $368,740 to Dr. Seltzer; $350,000 to Mr. Sender; and $318,270 to Dr. Gelone.

        In January 2018, our board of directors, following approval and recommendation from the compensation committee and consistent with the recommendations of the compensation committee's independent compensation consultant, approved an increase to the base salaries of our named executive officers for 2018 as follows: $471,534 for Dr. Broom, $371,315 for Mr. Sender and $409,500 for Dr. Gelone. The board also approved 2018 base salaries for Mr. Crotty, our general counsel and secretary, of $341,250 and Mr. Lavino, our chief commercial officer, of $360,500, which also were consistent with the recommendation of the compensation committee's independent consultant.

        None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

  Annual Performance-Based Compensation

        Our executive officers, which include the named executive officers, participate in our performance-based bonus program. All annual cash bonuses for our executives under the performance-based bonus program are tied to the achievement of strategic and operational corporate goals for the company, which are set by the compensation committee and approved by the board. There are no discretionary individual goals under the bonus program. The 2017 strategic and operational goals for Nabriva related to the following objectives:

  •
  corporate structure, including completing restructuring following the Redomiciliation;

  •
  finance, specifically fundraising;

  •
  commercial strategy, including hiring a chief commercial officer;

  •
  clinical development, including executing on both our Phase 3 clinical trials and critical path regulatory activities;

  •
  chemistry, manufacturing, and control (CMC), including manufacturing drug product registration batches and finalizing commercial supply agreements with a risk mitigation plan for commercial supply; and

  •
  discovery programs, specifically selecting a lead compound for development.

        Under their respective employment agreements, the annual target bonus for Dr. Broom is 50% of his current base salary and the annual target bonus for each of Mr. Sender, Dr. Gelone, Mr. Crotty, Mr. Lavino and Dr. Schranz is 35% of their respective current base salaries. The annual target bonus for Dr. Seltzer was 35% of her then-current base salary.

        At a meeting held in December 2017, our compensation committee reviewed the accomplishments of the named executive officers as measured against the 2017 goals. The compensation committee reviewed whether each goal had been obtained and the weight such goals should be given in determining the bonus payout for 2017 performance. Based on its review, the compensation committee recommended an 97.5% payout of the target bonuses for 2017, which were paid in January 2018. Accordingly, the 2017 bonus payouts were $223,177 for Dr. Broom, $123,021 for Mr. Sender and $126,822 for Dr. Gelone. Dr. Seltzer received a lump sum cash payment of $138,065 in full satisfaction of any bonus as part of her separation agreement.

  Equity Incentive Awards

        We believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our shareholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incents our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, which includes the named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options or restricted stock units, or RSUs. We also generally make stock option grants to new executive officers in connection with the commencement of their employment.

        We have historically granted stock options with exercise prices that are set at no less than the fair market value of the underlying award on the date of grant, as determined by contemporaneous valuations and reviewed, and approved by our compensation committee or our board.

        On January 31, 2018, our board of directors granted stock options under the 2017 Share Incentive Plan to Dr. Broom, Mr. Sender and Dr. Gelone. The options vest over a four-year period beginning on January 31, 2018. Subject to the recipient's continued provision of services to us on each vesting date, twenty-five percent (25%) of the option will vest on January 31, 2019, and the remaining seventy-five percent (75%) will vest on a monthly pro-rata basis over the remaining vesting period. Each of the option awards has an exercise price $6.47 per share, which was the equivalent of the closing sale price of our ordinary shares on the Nasdaq Global Market on the grant date. Dr. Broom, Mr. Sender and Dr. Gelone have also been awarded RSUs under our 2017 Share Incentive Plan. Vesting of the RSUs is subject to certification by our board of directors of our receipt of U.S. Food and Drug Administration, or FDA, approval of a new drug application, or NDA, for lefamulin. Fifty percent (50%) of each RSU award will vest upon certification by our board of directors of our receipt of FDA approval of an NDA for lefamulin, and the remaining fifty percent (50%) will vest on the one-year anniversary of such certification. If the FDA does not approve an NDA for lefamulin by January 31, 2020, the RSU award will terminate in full. Mr. Sender and Dr. Gelone's RSUs were awarded with an effective grant date of January 31, 2018. Dr. Broom's RSUs were awarded with an effective grant date of the earlier of January 1, 2019 and the date on which our shareholders approve the amendment of the 2017 Share Incentive Plan described in Proposal 4 of this proxy statement.

        The following table sets forth the number of our ordinary shares issuable upon exercise or vesting of the share awards granted to our named executive officers in 2018:

Name	Option Award (#)	RSU Award (#)
Colin Broom	200,000	67,500	(1)
Gary Sender	100,000	22,500
Steven Gelone	100,000	22,500

(1)
If our shareholders do not approve the amendment to our 2017 Share Incentive Plan as described in Proposal 4 of this proxy statement, Dr. Broom's RSU Award will have an effective date of grant of January 1, 2019.

        On February 7, 2017, our board of directors granted stock options under the Stock Option Plan 2015 to Drs. Broom, Seltzer and Gelone and Mr. Sender. The options vest over a four-year period beginning on February 28, 2017. Twenty-five percent (25%) of the option vested on February 28, 2018, and, subject to the recipient's continued provision of services to us on each vesting date, the remaining seventy-five percent (75%) will vest on a monthly pro-rata basis over the remaining vesting period. Prior to the Redomiciliation, each of the option awards had an exercise price of €79.63 ($85.00) per share, which was the equivalent of the closing sale price of Nabriva Austria's common shares underlying its American Depositary Shares on the Nasdaq Global Market on the grant date. Following the Redomiciliation and effective June 23, 2017, each of Nabriva Austria's Stock Option Plan 2007 and Stock Option Plan 2015 was amended to take account of certain requirements under Irish law, and we assumed the existing awards thereunder. In connection with such amendment and assumption, each outstanding stock option granted under the Stock Option Plan 2015 was substituted for an economically identical option, denominated in our ordinary shares, with each option to acquire one Nabriva Austria common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. Prior to the Redomiciliation, the options also had a grant date fair value of €44.36 ($47.35) per share, as determined in accordance with ASC Topic 718.

        The following table sets forth the number of our ordinary shares issuable upon exercise of the stock options granted in 2017:

Name	Option Award (#)
Colin Broom	261,000
Gary Sender	113,000
Steve Gelone	113,000
Elyse Seltzer	113,000

Outstanding Equity Awards as of December 31, 2017

        The following table sets forth information regarding outstanding stock options held by our named executive officers as of December 31, 2017:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Colin Broom	131,892	26,378	(1)	7.21	7/5/2025
	118,960	77,940	(2)	7.21	7/5/2025
	69,208	81,792	(3)	8.34	2/4/2026
	—	261,000	(4)	8.50	2/7/2027
Elyse Seltzer(5)	57,344	22,197	(5)	7.21	7/5/2025
	25,621	13,975	(6)	8.34	2/4/2026
	—	51,792	(7)	8.50	2/28/2027
Gary Sender	35,150	53,650	(9)	7.08	5/31/2026
	—	113,000	(8)	8.50	2/7/2027
Steven Gelone	59,800	28,990	(10)	7.21	7/5/2025
	25,621	30,279	(11)	8.34	2/4/2026
	—	113,000	(8)	8.50	2/7/2027

(1)
Dr. Broom's option to purchase 158,270 of our ordinary shares vests over four years, with 25% of the options vesting on August 31, 2015, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(2)
Dr. Broom's option to purchase 196,900 of our ordinary shares vests over four years, with 25% of the options vesting on July 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(3)
Dr. Broom's option to purchase 151,000 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(4)
Dr. Broom's option to purchase 261,000 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2018, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(5)
Dr. Seltzer's option to purchase 88,790 of our ordinary shares vests over four years, with 25% of the options vesting on May 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period. Under her consulting agreement, Dr. Seltzer is entitled to the continued vesting of her unvested options to purchase our ordinary shares through December 31, 2018.

(6)
Dr. Seltzer's option to purchase 55,900 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period. Under her consulting agreement, Dr. Seltzer is entitled to the continued vesting of her unvested options to purchase our ordinary shares through December 31, 2018.

(7)
Dr. Seltzer's option to purchase 113,000 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2018, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period. Under her consulting agreement, Dr. Seltzer is entitled to the continued vesting of her unvested options to purchase our ordinary shares through December 31, 2018.

(8)
Mr. Sender's and Dr. Gelone's option to purchase 113,000 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2018, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(9)
Mr. Sender's option to purchase 88,800 of our ordinary shares vests over four years, with 25% of the options vesting on May 31, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(10)
Dr. Gelone's option to purchase 88,790 of our ordinary shares vests over four years, with 25% of the options vesting on May 31, 2016, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

(11)
Dr. Gelone's option to purchase 55,900 of our ordinary shares vests over four years, with 25% of the options vesting on February 28, 2017, and the remaining 75% of the option vesting on a monthly pro-rata basis over the remaining three years of the vesting period.

Employment Agreements with Executive Officers

Agreement with Colin Broom, Chief Executive Officer and Director

        Dr. Broom was appointed chief executive officer of Nabriva Austria and entered into an employment agreement dated and effective as of August 28, 2014, which was amended and restated as of June 17, 2016. He was appointed our chief executive officer on April 12, 2017 and also serves on our board. His employment agreement automatically renews each August 28 for an additional one-year term, unless either we or Dr. Broom timely provide a notice of non-renewal, as described below.

        The employment agreement, and Dr. Broom's employment, may be terminated as follows: (1) either party may notify the other, in writing and not less than 90 days prior to the applicable term's expiration date, of its intention not to renew the term of employment; (2) upon Dr. Broom's death or "disability" (as disability is defined in his employment agreement); (3) at our election, with or without "cause" (as cause is defined in his employment agreement); and (4) at Dr. Broom's election, with or without "good reason" (as good reason is defined in his employment agreement).

        In the event of the termination of Dr. Broom's employment by us without cause, including as a result of a termination of his employment following our delivery to Dr. Broom of a notice of non-renewal, or by him for good reason prior to, or more than twelve months following, a "change in control" (as change in control is defined in his employment agreement), Dr. Broom will be entitled to his base salary that has accrued and to which he is entitled as of the termination date. In addition, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he is entitled to (1) continued payment of his base salary, in accordance with our regular payroll procedures, for a period of 18 months (2) provided he is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees who receive the same type of coverage, for a period of up to 18 months following his date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year and (4) a lump sum payment equal to a prorated annual bonus for the year in which Dr. Broom's employment is terminated based on the number of days he provided services to us during the year in which his employment is terminated.

        In the event of the termination of Dr. Broom's employment by us without cause, including as a result of a termination of his employment following our delivery to Dr. Broom of a notice of non-renewal, or by him for good reason prior to, or by him for good reason within twelve months following a change in control, subject (as described above with respect to certain payments), to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, Dr. Broom would be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, he would be entitled to receive a lump sum payment equal to 100% of his target bonus for the year in which his employment is terminated and he shall also be entitled to full vesting acceleration of his then-unvested equity awards, whether granted under the 2017 Share Incentive Plan or any successor equity incentive plan, such that his equity awards become fully exercisable and non-forfeitable as of the termination date.

        If Dr. Broom's employment is terminated for any other reason, including as a result of his death or disability, for cause, or voluntarily by Dr. Broom without good reason, our obligations under the employment agreement cease immediately, and Dr. Broom is only entitled to his base salary that has accrued and to which he is entitled as of the termination date and solely if his employment is terminated as a result of his death or disability, subject to his execution and nonrevocation of a release of claims in our favor and his continued compliance with his proprietary rights, non-disclosure and developments agreement with us, he or his estate, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.

        Pursuant to his amended and restated employment agreement, Dr. Broom is entitled to receive an annual base salary of $471,534. His base salary is reviewed by our compensation committee and the board of directors in the first quarter of each fiscal year and any adjustment to his base salary is retroactively effective to the first day of such fiscal year. In addition, Dr. Broom is eligible for an annual discretionary bonus of 50% of his current base salary. He is also eligible to receive equity awards at such times and on such terms and conditions as the Board may determine and is also entitled to participate in any and all benefit programs that we make available to our named executive officers, for which he may be eligible, under the plan documents governing such programs.

        As a condition of his employment, Dr. Broom signed a proprietary rights, non-disclosure and developments agreement.

Agreements with other Executive Officers

        Mr. Sender was appointed chief financial officer of Nabriva Austria and entered into an employment agreement dated and effective as of May 2, 2016. He was appointed our chief financial officer on April 12, 2017. Dr. Gelone was appointed chief development officer and entered into an employment agreement dated and effective as of December 1, 2014, which was amended and restated as of May 26, 2016. Mr. Crotty was appointed general counsel and secretary of Nabriva Austria and entered into an employment agreement dated and effective as of June 14, 2017. Dr. Gelone was appointed as our chief development officer and Mr. Crotty was appointed our general counsel and secretary effective as of June 23, 2017. Dr. Gelone was subsequently appointed our chief scientific officer on June 30, 2017. Mr. Lavino was appointed our chief commercial officer and entered into an employment agreement dated and effective as of July 10, 2017. Dr. Schranz was appointed our chief medical officer and entered into an employment agreement dated and effective as of March 21, 2018. Each of these employment agreements provides that such executive officer is an at-will employee, and his or her employment with us can be terminated by the respective executive officer or us at any time and for any reason.

        The employment agreements and the employment of each of Mr. Sender, Dr. Gelone, Mr. Crotty, Mr. Lavino and Dr. Schranz may be terminated in one of three ways: (1) upon the death or "disability" (as disability is defined in the applicable employment agreement) of such executive officer; (2) at our election, with or without "cause" (as cause is defined in the applicable employment agreement); and (3) at such executive officer's election, with or without "good reason" (as good reason is defined in the applicable employment agreement).

        In the event of the termination of such executive officer's employment by us without cause or by him or her for good reason prior to, or more than twelve months following, a "change in control" (as change in control is defined in the applicable employment agreement), such executive officer will be entitled to his or her base salary that has accrued and to which he or she is entitled as of the termination date. In addition, subject to such executive officer's execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer is entitled to (1) continued payment of such executive officer's base salary, in accordance with our regular payroll procedures, for a period of 12 months, (2) provided he or she is eligible for and timely elects to continue receiving group medical insurance under COBRA and the payments would not result in the violation of nondiscrimination requirements of applicable law, payment by us of the portion of health coverage premiums we pay for similarly-situated, active employees, who receive the same type of coverage, for a period of up to 12 months following the date of termination, (3) a lump sum payment equal to any earned but unpaid annual bonus for a previously completed calendar year and (4) a lump sum payment equal to a prorated annual bonus for the year in which such executive officer's employment is terminated based on the number of days such executive officer provided services to us during the year in which such executive officer's employment is terminated.

        In the event of the termination of the executive officer's employment by us without cause or by him or her for good reason within twelve months following a change in control, subject (as describe above with respect to certain payments) to such executive officer's execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer will be entitled to the same payments and benefits as described in the preceding paragraph, except that, in lieu of a pro-rated annual bonus payment, such executive officer will be entitled to receive a lump sum payment equal to 100% of such executive officer's target bonus for the year in which his or her employment is terminated, and such executive officer shall also be entitled to full vesting acceleration of his or her then-unvested equity awards, whether granted under the 2017 Share Incentive Plan or any successor equity incentive plan, such that his or her equity awards become fully exercisable and non-forfeitable as of the termination date.

        If such executive officer's employment is terminated for any other reason, including as a result of his or her death or disability, for cause, or voluntarily by such executive officer without good reason, our obligations under the applicable employment agreement cease immediately, and such executive officer is only entitled to his or her base salary that has accrued and to which he or she is entitled as of the termination date and, solely if such executive officer's employment is terminated as a result of his or her death or disability and subject to his or her execution and nonrevocation of a release of claims in our favor and his or her continued compliance with his or her proprietary rights, non-disclosure and developments agreement with us, such executive officer or the estate of such executive officer, as applicable, is entitled to any earned but unpaid annual bonus from a previously completed calendar year.

        Pursuant to their respective employment agreements, each of these executive officers is entitled to an annual base salary, as follows: Mr. Sender: $371,315; Dr. Gelone: $409,500; Mr. Crotty: $341,250, Mr. Lavino: $360,500 and Dr. Schranz: $400,000. Such base salary is reviewed by our compensation committee and the board of directors in the first quarter of each fiscal year and any adjustment to such base salary is retroactively effective to the first day of such fiscal year. In addition, such executive officers are eligible for an annual discretionary bonus of 35% of their current base salary. Each executive officer is also eligible to receive equity awards at such times and on such terms and conditions as the Board may determine and is also entitled to participate in any and all benefit programs that we make available to our executive officers, for which he or she may be eligible, under the plan documents governing such programs.

        As a condition to their employment, each of Mr. Sender, Dr. Gelone, Mr. Crotty, Mr. Lavino and Dr. Schranz signed a proprietary rights, non-disclosure and developments agreement.

Agreements with Elyse Seltzer, former Chief Medical Officer

        Dr. Seltzer was appointed chief medical officer of Nabriva Austria and entered into an employment agreement dated and effective as of April 14, 2015, which was amended and restated as of May 26, 2016. Dr. Seltzer resigned as chief medical officer, effective September 30, 2017. Under her amended and restated employment agreement, she was entitled to an annual base salary of $394,552. We entered into a Separation and Release of Claims Agreement, or the Separation Agreement, with Dr. Seltzer prior to her resignation. We also agreed to enter into a Consulting Agreement with Dr. Seltzer, effective as of the date of her resignation, pursuant to which Dr. Seltzer agreed to provide to us, upon the request of our chief executive officer, consulting and advisory services in the areas of clinical development, regulatory affairs and drug safety from October 1, 2017 through December 31, 2018.

        Under the Separation Agreement, Dr. Seltzer was entitled to the following severance benefits: (1) a cash payment of $394,552, which represented her annual base salary at the time of her resignation, half of which was paid in a single lump sum upon her resignation, and half of which was paid in a single lump sum six-months following the date of her resignation, in each case less all applicable taxes and withholdings, and a portion of which could be allocated to professional fees at Dr. Seltzer's direction and (2) a lump sum cash payment of $138,065 in full satisfaction of any bonus to which Dr. Seltzer may have been entitled for 2017, paid no later than March 15, 2018. Furthermore, under her Separation Agreement, Dr. Seltzer has until September 30, 2019 to exercise all of her vested outstanding options to purchase our ordinary shares. In addition, we agreed to pay for our share of the cost of Dr. Seltzer's group health coverage under any our benefit plans for up to twelve months following her resignation in accordance with COBRA. Pursuant to the Separation Agreement, Dr. Seltzer also executed a release of all claims and reaffirmed her confidentiality, non-solicitation and non-compete obligations under her existing agreement with the Company.

        Under the Consulting Agreement, Dr. Seltzer (1) was paid a retainer of $32,879.33 per month for her performance of services from October 1, 2017 through March 31, 2018, (2) receives consulting fees at a rate of $500.00 per hour for her performance of services from April 1, 2018 until December 31, 2018 and (3) is entitled to the continued vesting of her unvested options to purchase our ordinary shares through December 31, 2018. The Consulting Agreement may be terminated (1) by us if Dr. Seltzer materially breaches the Consulting Agreement or the Separation Agreement; (2) by Dr. Seltzer if we materially breach the Consulting Agreement or the Separation Agreement; (3) at any time upon the mutual written consent of the parties; or (4) automatically upon the death, physical incapacitation or mental incompetence of Dr. Seltzer. In the event Dr. Seltzer dies during the term of the Consulting Agreement, the compensation and continued vesting will inure to the benefit of her estate.

Equity Incentive Plans

        In this section, we describe our 2017 Share Incentive Plan, Stock Option Plan 2015 and Stock Option Plan 2007. Prior to the Redomiciliation, Nabriva Austria granted awards to eligible recipients under both the Stock Option Plan 2007 and the Stock Option Plan 2015. In connection with the Redomiciliation, both plans were amended to take account of certain requirements under Irish law and assumed by us, with each option to acquire one Nabriva Austria common share becoming an option to acquire ten of our ordinary shares on the same terms and conditions. We currently make equity awards to eligible recipients solely under our 2017 Share Incentive Plan. On September 27, 2017, our Stock Option Plan 2007 terminated according to its terms.

2017 Share Incentive Plan

        The 2017 Share Incentive Plan permits the award of share options, share appreciation rights, or SARs, restricted shares, restricted share units or RSUs, and other share-based awards to our employees, officers, directors, consultants and advisers. Our board of directors will administer the 2017 Share Incentive Plan. As of June 1, 2018, under our 2017 Share Incentive Plan, there were 4,938,292 ordinary shares available for issuance under the plan. For a more detailed summary of our 2017 Share Incentive Plan, please refer to Proposal 4 of this proxy statement.

Stock Option Plan 2015

        The Stock Option Plan 2015 provided for the grant of options to purchase our ordinary shares to our employees, including executive officers, and to directors. As of June 1, 2018, under our Stock Option Plan 2015, there were options to purchase an aggregate of 2,968,999 of our ordinary shares at a weighted average exercise price of $8.37 per share and no ordinary shares were available for issuance under the plan. Following the approval of the 2017 Share Incentive Plan by our shareholders on September 15, 2017, we ceased granting awards under the Stock Option Plan 2015, Unless the context specifically indicates otherwise, references to our Stock Option Plan 2015 in this proxy statement refer to the Stock Option Plan 2015, as amended and adopted by us.

        Options granted under the Stock Option Plan 2015 entitle beneficiaries thereof to purchase our ordinary shares at an exercise price equal to 100% of the fair market value per share on the beneficiary's date of participation, which following the Redomiciliation was derived from the closing sale price of our ordinary shares on the Nasdaq Global Market. Options granted under the Stock Option Plan 2015 generally vest over four years from the beneficiary's date of participation. Typically, 25% of the options subject to a particular grant vest on the last day of the last calendar month of the first year of the vesting period, and the remaining 75% vests on a monthly pro-rata basis over the second, third and fourth years of the vesting period (i.e., 2.083% per month). Any alternative vesting period determined by us is subject to approval by our executive officers, board of directors or shareholders, in accordance with any applicable voting requirements.

        The Stock Option Plan 2015 provides that, if a liquidity event (as defined below) occurs, all options outstanding under the Stock Option Plan 2015 will be assumed (or substantially equivalent awards will be substituted by an acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation)), and any then-unvested options shall continue to vest in accordance with the beneficiary's original vesting schedule. If a beneficiary is terminated due to a good leaver event (within the meaning of the Stock Option Plan 2015), on or prior to the first anniversary of the date of the liquidity event, the beneficiary's options will be immediately exercisable in full as of the date of such termination. If the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation) refuses to assume the options outstanding under the Stock Option Plan 2015 or to substitute substantially equivalent options therefor, all then-unvested options under the Stock Option Plan 2015 will automatically vest in full upon the liquidity event. For purposes of the Stock Option Plan 2015, a liquidity event generally refers to an exclusive license of or the sale, lease or other disposal of all or substantially all of our assets, a sale or other disposal (but not a pledge) of 50% or more of our shares, a merger or consolidation of us with or into any third party, or our liquidation, winding up or other form of dissolution of us.

        Unless otherwise specifically permitted in an option agreement or resolved upon by the board of directors, the exercise of vested options is permitted under the Stock Option Plan 2015 only during specified periods and on specified terms in the case of a liquidity event or following an initial public offering occurring during the term of the option. A beneficiary is entitled to exercise vested options at any time during the remaining term of the option while the beneficiary is providing services to us, and within the three-month period following a termination of the beneficiary's services due to a good leaver event. Options granted under the Stock Option Plan 2015 will have a term of no more than ten years from the beneficiary's date of participation.

        If, during the term of the Stock Option Plan 2015, there is a change in our capital or a restructuring measure which has an effect on our capital, such as a stock split or reverse stock split, which change or measure results in a change in the value of the options outstanding under the Stock Option Plan 2015, the board may make appropriate adjustments to the price or the amount of such outstanding options.

        The board of directors may, at any time, amend, suspend or terminate the Stock Option Plan 2015 in whole or in part. However, if shareholder approval is required, including by application of Irish law, the board may not effect such modification or amendment without such approval.

Stock Option Plan 2007

        Prior to the Redomiciliation, the Stock Option Plan 2007 provided for the grant of options to purchase common shares of Nabriva Austria to certain of our employees, including our executive officers, directors, and other beneficiaries. After September 27, 2017, no options were permitted to be exercised under the Stock Option Plan 2007. Any options not exercised by September 27, 2017 were automatically terminated and forfeited.

401(k) Plan

        We maintain a defined contribution employee retirement plan for our U.S.-based employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Internal Revenue Code, or the Code, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 90% of his or her pre-tax compensation, up to a statutory limit, which is $18,000 for 2017. Participants who are at least 50 years old can also make "catch-up" contributions, which in 2017 may be up to an additional $6,000 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee, subject to participants' ability to give investment directions by following certain procedures. We match 100.0% of the first 3.0% of the employee's voluntary contribution to the 401(k) plan and 50.0% of the next 2.0% contributed by the employee.

Tax and Accounting Considerations

        Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the company's chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer). Pursuant to tax legislation signed into law on December 22, 2017 (which we refer to as the Tax Act), for taxable years beginning after December 31, 2017, the Section 162(m) deduction limitation is expanded so that it also applies to compensation in excess of $1 million paid to a public company's chief financial officer. Historically, compensation that qualified under Section 162(m) as performance-based compensation was exempt from the deduction limitation. However, subject to certain transition rules, the Tax Act eliminated the qualified performance-based compensation exception. As a result, for taxable years beginning after December 31, 2017, all compensation in excess of $1 million paid to each of the executives described above (other than certain grandfathered compensation or compensation paid pursuant to certain equity awards granted during the transition period following our initial public offering) will not be deductible by us.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table contains information about our equity compensation plans as of December 31, 2017, as adjusted to reflect our assumption of the options granted under the Stock Option Plan 2015 in connection with the Redomiciliation. As of December 31, 2017, Nabriva had two equity compensation plans, the 2017 Share Incentive Plan and the Stock Option Plan 2015, each of which were approved by our shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,338,999	$8.22	3,099,991
Equity compensation plans not approved by security holders	—	—	—
Total	3,338,999	$8.22	3,099,991

        The 2017 Share Incentive Plan includes provisions for an annual increase, to be added the first day of each fiscal year, beginning in the fiscal year ending December 31, 2018 and continuing until, and including, the fiscal year ending December 31, 2027, with such annual increase to be equal to the least of 2,000,000 ordinary shares, 4% of the number of ordinary shares outstanding on the first day of the fiscal year and an amount determined by our board of directors. In 2018, such annual increase was 1,468,307 shares, an amount equal to 4% of the number of our ordinary shares outstanding as of January 1, 2018.

Risk Considerations in Our Compensation Program

        Our compensation committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our company. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.

 DIRECTOR COMPENSATION

Summary Compensation Table

        The following table sets forth a summary of the compensation earned by the members of the board of directors for the year ended December 31, 2017. These amounts include compensation earned for service on the supervisory board of our predecessor, Nabriva Austria, during the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
Daniel Burgess	78,781	(3)	37,552	(6)	116,333
Axel Bolte(4)	—		—		—
Chau Khuong	19,836	(8)	—		19,836
George Talbot	36,764	(3)	37,552	(6)	74,316
Charles Rowland, Jr.	58,178	(3)	37,552	(6)	95,730
Stephen Webster	48,319	(3)	37,552	(6)	85,871
Mark Corrigan	40,429	(3)	37,552	(6)	77,981
Carrie Bourdow	22,181	(7)	159,944	(5)	182,125

(1)
Fees paid in cash consist of director retainer fees.

(2)
The amounts reported in the "Option Awards" column reflect the aggregate fair value of share-based compensation awarded during 2017 computed in accordance with the provisions of ASC Topic 718.

(3)
Represents the pro-rata amount of the annual cash retainer fees approved by the shareholders of Nabriva Austria at its annual general meeting of shareholders in August 2017 and the pro-rata amount of the annual cash retainer fees approved by our shareholders at our extraordinary general meeting of shareholders in September 2017.

(4)
Mr. Bolte has declined to accept either cash or equity compensation for his services on the Nabriva Austria supervisory board and our board of directors.

(5)
Represents the grant of (i) an option to purchase 10,100 of our ordinary shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date, and (ii) an option to purchase 20,200 of our ordinary shares vesting over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant.

(6)
Represents the grant of an option to purchase 10,100 of our ordinary shares vesting with respect to all of the shares on the last date of the month of the first anniversary of the grant date.

(7)
Represents the pro-rata amount of the annual cash retainer fees approved by our shareholders at the extraordinary general meeting of shareholders in September 2017.

(8)
Represents the pro-rata amount of the annual cash retainer fees approved by the shareholders of Nabriva Austria at its annual general meeting of shareholders in August 2017.

Director Compensation Arrangements

        At the Nabriva Austria annual general meeting of shareholders in August 2016, the shareholders of Nabriva Austria approved a compensation plan for its non-employee supervisory board members,

effective as of the date of such meeting. The Nabriva Austria non-employee supervisory board member compensation policy provided for the following:

  •
  each new non-employee supervisory board member received an initial grant of an option under the Stock Option Plan 2015 to purchase 2,020 of Nabriva Austria's common shares upon his or her initial election to the supervisory board;

  •
  each non-employee supervisory board member received an annual grant of an option under the Stock Option Plan 2015 to purchase 1,010 of Nabriva Austria's common shares on the date of Nabriva Austria's annual general meeting of shareholders;

  •
  each non-employee supervisory board member received an annual cash fee of $35,000;

  •
  the chairman of Nabriva Austria's supervisory board received an additional annual cash fee of $25,000;

  •
  each non-employee supervisory board member who was a member of the audit committee received an additional annual cash fee of $7,500 ($15,000 for the audit committee chair);

  •
  each non-employee supervisory board member who was a member of the compensation committee received an additional annual cash fee of $5,000 ($10,000 for the compensation committee chair); and

  •
  each non-employee supervisory board member who was a member of the nominating and corporate governance committee received an additional annual cash fee of $3,500 ($7,500 for the nominating and corporate governance committee chair).

        The stock options granted to Nabriva Austria's non-employee supervisory board members under its non-employee supervisory board member compensation policy had an exercise price equal to the fair market value of the Nabriva Austria common shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to newly elected Nabriva Austria non-employee supervisory board members vest, subject to such member's continued service on the board, over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant. The annual stock options granted to the Nabriva Austria non-employee supervisory board members vest, subject to such member's continued service on the board, fully on the last date of the month of the first anniversary of the grant date.

        Prior to the Redomiciliation, the annual cash fee was payable to supervisory board members in arrears in four equal quarterly installments payable the week following the end of each quarter. The amount of each payment was prorated for any portion of a quarter that a member was not serving on the supervisory board. Each non-employee supervisory board member was also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the supervisory board and any committee on which he or she served or otherwise in direct service of the company. Those amounts are excluded from the table above.

        Following the Redomiciliation, the Nabriva Austria non-employee supervisory board member compensation policy was terminated and in July 2017, we adopted a non-employee director compensation policy for our directors, which provides for the following:

  •
  each new non-employee director receives an initial grant of an option to purchase 20,200 of our ordinary shares upon his or her initial election to the board of directors;

  •
  each non-employee director receives an annual grant of an option to purchase 10,100 of our ordinary shares on the date of our annual general meeting of shareholders;

  •
  each non-employee director receives an annual cash fee of $38,500;

  •
  the chairman of our board of directors receives an additional annual cash fee of $27,500;

  •
  each non-employee director who is a member of the audit committee receives an additional annual cash fee of $8,250 ($16,500 for the audit committee chair);

  •
  each non-employee director who is a member of the compensation committee receives an additional annual cash fee of $5,500 ($11,000 for the compensation committee chair); and

  •
  each non-employee director who is a member of the nominating and corporate governance committee receives an additional annual cash fee of $3,850 ($8,250 for the nominating and corporate governance committee chair).

        On March 12, 2018, our board of directors approved an amendment to our non-employee director compensation policy. Effective as of March 12, 2018, the amendment increases the initial grant of an option to purchase our ordinary shares to new non-employee directors upon their initial election to the board of directors to 58,000 ordinary shares and increases the annual grant of an option to purchase our ordinary shares for each non-employee director to 29,000 ordinary shares. The board of directors approved the annual grants to non-employee directors for the 2018 fiscal year on May 2, 2018.

        The stock options to be granted to our non-employee directors under our non-employee director compensation policy have an exercise price equal to the fair market value of our ordinary shares on the date of grant and will expire ten years after the date of grant. The initial stock options granted to newly elected director vest, subject to such director's continued service on the board, over a three-year period on a monthly pro-rata basis at the end of each successive month following the date of the initial grant. The annual stock options granted to directors will vest, subject to such director's continued service on the board, fully on the last date of the month of the first anniversary of the grant date.

        Under our non-employee director compensation policy, the annual cash fees are payable in arrears in four equal quarterly installments payable the week following the end of each quarter. Each non-employee director is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee on which he or she serves or otherwise in direct service of the company.

AUDIT-RELATED MATTERS

Audit Committee Report

        The audit committee of the board of directors reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2017 and discussed them with management and KPMG LLP, our independent registered public accounting firm.

        Our audit committee received from, and discussed with, KPMG LLP various communications that KPMG LLP was required to provide to the audit committee, including the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        Our audit committee received the written disclosures and the letter from KPMG LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and discussed with KPMG LLP their independence.

        Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2017.

        By the Audit Committee of the Board of Directors:

Charles A. Rowland, Jr. Daniel Burgess Stephen Webster

Audit Fees and Services

        The following table sets forth, for each of the years indicated, the aggregate fees billed or expected to be billed to us for services rendered by KPMG LLP and PwC Wirtschaftsprüfung GmbH, our independent registered public accounting firms during the periods indicated. Effective June 2017, we engaged KPMG as our independent registered public accounting firm replacing PwC, as further described in "Matters to be Voted On—Proposal 2".

	Year Ended December 31,
(in thousands)	2017	2016
Audit Fees	$467	$417
Audit-Related Fees(1)	—	253
Tax Fees(2)	24	30
All Other Fees(3)	1,210	989

Total	$1,701	$1,689

(1)
Fees for the performance of assurance reporting on historical information

(2)
Fees related to services rendered on tax compliance, tax advice and tax planning.

(3)
Fees related to consulting services and services associated with Nabriva Austria's rights offering and our 2017 Public Offering.

Pre-Approval Policies and Procedures

        Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

        All of the services provided to us by KPMG LLP and PwC Wirtschaftsprüfung GmbH during the last fiscal year were approved by the audit committee.

MATTERS TO BE VOTED ON

Proposal 1: Election of Directors

        Based upon the recommendation of the nominating and corporate governance committee of our board of directors, our board of directors has nominated each of Daniel Burgess, Carrie Bourdow, Colin Broom, Mark Corrigan, Charles A. Rowland, Jr., George H. Talbot and Stephen Webster for election as directors to serve until the 2019 Annual General Meeting. All nominees are presently directors and their biographies are provided above under "Corporate Governance—Board of Directors."

        Unless otherwise instructed in the proxy, all proxies will be voted "FOR" the election of each of the nominees identified above. Shareholders who do not wish their shares to be voted for any of the nominees may so indicate by striking out the name of such nominee(s) on the proxy card. Each of the nominees has indicated his or her willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board of directors. We do not contemplate that any of the nominees will be unable to serve if elected. Although there will be one vacancy on our board of directors following the 2018 Annual General Meeting because Mr. Bolte has determined not to stand for re-election, proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.

        In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast at the Annual General Meeting.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.

Proposal 2: To Ratify, in a Non-Binding Advisory Vote, the Selection of KPMG LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018 and To Authorize, in a Binding Vote, the Board of Directors, Acting Through the Audit Committee, to set the Auditor's Remuneration

        The audit committee of our board of directors has selected the firm of KPMG LLP, or KPMG, as our independent registered public accounting firm for the fiscal year ending December 31, 2018. KPMG has served as our independent registered public accounting firm since May 30, 2017. PwC Wirtschaftsprüfung GmbH, or PwC, had previously served as the independent registered public accounting firm for Nabriva Austria until it was dismissed on May 24, 2017. The decision to dismiss PwC was made by the Nabriva Austria audit committee.

        PwC's report on the Nabriva Austria consolidated financial statements for the fiscal year ended December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC's audit report dated March 24, 2017 on the December 31, 2016 consolidated financial statements contained an explanatory paragraph stating that Nabriva Austria will require additional financing to fund future operations and may be required to reduce planned expenditures. KPMG's report on our consolidated financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's audit report dated March 16, 2018 contains an explanatory paragraph stating that Nabriva Therapeutics plc has incurred recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern.

        During the fiscal years ended December 31, 2016 and 2015 and the subsequent interim period through May 24, 2017, there were no (1) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with reports for such years; or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

        Nabriva Austria provided PwC with a copy of the disclosures above, which it made in its Current Report on Form 8-K dated May 31, 2017 and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of PwC's letter, dated May 31, 2017, is attached thereto as Exhibit 16.1.

        Our board of directors is seeking shareholder ratification of the selection by the audit committee of KPMG to serve as our independent registered public accounting firm and the authorization of the board of directors, acting through the audit committee, to set the auditor's remuneration. If this proposal is not approved at the AGM, our audit committee may reconsider this selection.

        Representatives of KPMG are expected to be present in person or telephonically at the AGM and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from shareholders. Representatives of PwC are not expected to be present at the AGM.

        The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018 AND THE AUTHORIZATION OF THE BOARD OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO SET THE AUDITOR'S REMUNERATION.

Proposal 3: To Approve the Adoption of Our 2018 Employee Share Purchase Plan

        On May 2, 2018, our board of directors adopted, subject to shareholder approval, our 2018 Employee Share Purchase Plan, which we refer to as the ESPP. The ESPP provides for 500,000 of our ordinary shares to be available for purchase by eligible employees according to its terms.

        The ESPP is intended to benefit our company and our shareholders by helping to attract, retain and motivate talented employees, which we believe to be critical for our success. We believe that the ability to participate in our ESPP is an attractive feature for current and potential employees by affording them the opportunity to share in the growth and success of our company.

Description of the ESPP

        The following is a brief summary of the ESPP. The following description is only a summary of the material terms of the ESPP, and is qualified in its entirety by reference to the ESPP, a copy of which is attached to this proxy statement as Appendix A.

Eligibility

        All employees of the company and any subsidiary of the company designated by our board or a committee appointed by our board are eligible to participate provided that they work at least twenty hours per week and for more than five months in a calendar year, are employees for at least one month prior to enrolling in the ESPP and are employees on the first day of the applicable offering period. In addition, no employee may be granted an option under the ESPP that would result in the employee owning shares and/or options to purchase shares representing five percent or more of the total combined voting power or value of all of our shares. The company retains the discretion to determine which eligible employees may participate in any offering under the ESPP pursuant to and consistent with the Treasury Regulations issued under Section 423 of the Code. As of June 1, 2018, 96 employees would have been eligible to participate in the ESPP, including our named executive officers.

ESPP Operation

        The ESPP permits eligible employees to purchase shares of our ordinary shares at a discount. Eligible employees may elect to participate by completing a written or electronic payroll deduction authorization form, and authorizing after-tax payroll deductions from their pay, and timely filing it with our payroll office. The deadline by which a payroll deduction authorization form must be submitted is established by the Company but, in the absence of any other determination, is ten days before the first day of the applicable offering period. Participants can elect to contribute up to 15 percent (in whole percentages only) of their compensation (as defined in the ESPP) received on each pay day during the offering period. The board or a committee appointed by our board may, at its discretion, designate a lower maximum contribution rate, and the minimum payroll deduction is such percentage of compensation as may be established by the board or a committee appointed by our board from time to time.

        The ESPP will be implemented by consecutive six-month offering periods. The ESPP provides that such offering periods will commence on the first business day on or after May 1 and November 1 of each year. Our board or a committee appointed by our board may, in its discretion, choose a different offering period of not more than 12 months and/or choose a different commencement date for offerings under the ESPP. We currently anticipate that if the ESPP is approved by our shareholders, the initial offering period will begin on November 1, 2018.

        On the first day of each offering period, each employee who is enrolled in the ESPP will automatically receive an option to purchase, on the last business day of the offering period, up to that number of our ordinary shares determined by multiplying $2,083 by the number of full months in the offering period and dividing the result by the closing price of our ordinary shares on the first day of the offering period, or such lesser number of shares set by the board or a committee appointed by our board. However, no eligible employee may be granted an option under the ESPP that permits the employee's rights to purchase our ordinary shares under the ESPP (or any other employee share purchase plan of ours that we may adopt) to accrue at a rate that exceeds $25,000 of the fair market value (based on the value of the shares on the first day of the offering period) of our ordinary shares in any given calendar year in which such option is outstanding at any time.

        Unless an employee withdraws from the ESPP, the employee's option will be exercised automatically on the last business day of the offering period for the largest number of whole shares subject to the employee's option that can be purchased with the deductions accumulated as of the last business day of the offering period. An option shall expire on the last business day of the applicable offering period and any balance remaining in an employee's payroll deduction account at the end of an offering period will be automatically refunded to the employee. However, if the balance of the employee's payroll deduction account is less than the purchase price of one ordinary share, the balance will be carried forward into the employee's payroll deduction account for the following offering, unless the participant has elected not to participate in the following offering (in which case, the amount will be refunded).

        The board or a committee appointed by our board will determine the purchase price of shares subject to an option granted under the ESPP for each offering period, including whether the purchase price will be determined based on the lesser of the closing price of our ordinary shares on (i) the first business day of the offering period or (ii) the last business day of the offering period, or whether it will be based solely on the closing price of our ordinary shares on the last business day of the offering period, provided that, in all events, the purchase price will be at least 85% of the applicable closing price. In the absence of a determination by the board or a committee appointed by our board, the ESPP provides that the purchase price of shares subject to an option granted under the ESPP in any given offering period will be 85% of the closing price of one ordinary share on the first business day of the offering period or the last business day of the offering period, whichever is lower. If the total number of ordinary shares with respect to which options are to be exercised exceeds the number of shares remaining available for issuance under the ESPP, we will only issue to participants in that offering that number of shares remaining available for issuance on a pro-rata basis.

        All payroll deductions received or held by the company under the ESPP may be used by us for any corporate purpose, and we will not be obligated to segregate such payroll deductions. No interest will accrue on the payroll deductions (except as our board or a committee appointed by our board may otherwise provide).

        An employee's payroll deduction elections remain in effect for successive offering periods as long as the plan remains in effect unless changed by the employee. An employee may discontinue his or her payroll deduction only once during an offering period, by timely filing a new written or electronic payroll deduction authorization form. However, an employee may not increase or decrease his or her payroll deduction during an offering period. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds from the ESPP, funds deducted prior to his or her election to discontinue will be applied to the purchase of ordinary shares on the last business day of the offering period in which the funds were deducted. Unless another time is established by the company, an employee may, for any reason, withdraw from participation in an offering at any time prior to the close of business on the fifteenth business day before the end of the offering period. If an employee withdraws from participation in an offering, any amounts contributed to the ESPP by the employee will be refunded promptly without interest and the employee's option granted for such offering period will automatically terminate. Any employee who withdraws from participating in an offering period may not begin participation again during the remainder of the offering period during which he or she withdrew his or her account balance. However, an employee's withdrawal from an offering period will not have any effect upon his or her eligibility to participate in subsequent offering periods in accordance with terms and conditions established by the board of directors or a committee appointed by the board.

        We are required to make equitable adjustments, to the extent determined by our board of directors or a committee appointed by our board, to the number and class of securities available under the ESPP, the share limitations under the ESPP and the purchase price for an offering period under the ESPP to reflect share splits, reverse share splits, share dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our ordinary shares other than ordinary cash dividends.

        In connection with a merger or other reorganization event (as defined in the ESPP), our board of directors or a committee appointed by our board may take any one or more of the following actions as to outstanding options to purchase our ordinary shares under the ESPP on such terms as our board of directors or committee appointed by our board determines:

  •
  provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

  •
  upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of the reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board of directors or committee appointed by our board in such notice, which date will not be less than ten (10) days preceding the effective date of the reorganization event;

  •
  upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;

  •
  in the event of a reorganization event under the terms of which holders of our ordinary shares will receive upon consummation of the reorganization event a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of our ordinary shares that the employee's accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our ordinary shares on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the ESPP, minus (2) the result of multiplying such number of shares by the purchase price; and/or

  •
  provide that, in connection with our liquidation or dissolution, options will convert into the right to receive liquidation proceeds (net of the purchase price).

Administration

        The ESPP shall become effective, if at all, on the date it is approved by our shareholders. The ESPP will be administered by our board of directors or by a committee appointed by the board. Our board of directors or any committee appointed by our board has authority to make rules and regulations for the administration of the ESPP and its interpretation and decisions with regard to the ESPP will be final and conclusive. If the ESPP is approved by our shareholders, our compensation committee will administer the ESPP.

        Our board of directors has the ability to change offering periods (including the commencement dates and length thereof) with respect to future offerings without shareholder approval. Our board of directors may, at any time, and from time to time, amend or suspend the ESPP or any portion of the ESPP. However, the ESPP may not be amended in any way that will cause rights issued under the ESPP to fail to meet the requirements for employee share purchase plans as defined in Section 423 of the Code, including shareholder approval if required. The ESPP may be terminated at any time by the board of directors. Upon termination of the ESPP all amounts in the accounts of participants will be promptly refunded.

        Our board of directors may allow employees who are citizens or residents of foreign jurisdictions to participate in an offering period or establish sub-plans for the benefit of such foreign employees to the extent such actions are in compliance with Section 423 of the Code.

New Plan Benefits under the ESPP

        The total number of ordinary shares to be received by or allocated to eligible employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase ordinary shares under the ESPP is within the discretion of each participant and the amount of shares which will be purchased is dependent on the fair market value of our ordinary shares on various future dates. Non-employee directors are not eligible to participate in the ESPP.

Federal Income Tax Consequences

        The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of ordinary shares acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. The ESPP is intended to qualify as an "employee share purchase plan" as defined in Section 423 of the Code. This summary assumes that the ESPP complies with Section 423 of the Code. Further, this summary assumes that the purchase price for shares is 85% of the closing price of a share of our ordinary shares on the first day of the offering period or the last day of the offering period, whichever is lower. Changes to these laws could alter the tax consequences described below.

Tax Consequences to Participants

        A participant will not have income upon enrolling in the ESPP or upon purchasing shares at the end of a purchase period. A participant may have both compensation income and a capital gain or loss upon the sale of shares that were acquired under the ESPP. The amount of each type of income and loss will depend on whether the participant disposes of the shares in a qualifying or disqualifying disposition. A qualifying disposition is when the participant sells the shares more than two years after the commencement of the offering during which the shares were purchased and more than one year after the date on which the participant purchased the shares at a profit (i.e., the sales proceeds exceed the purchase price). In a qualifying disposition, the participant will have compensation income equal to the lesser of:

  •
  15% of the value of the shares on the day the offering commenced; and

  •
  the difference between the fair market value of the shares on the date of disposition and the purchase price.

        Any profit in excess of compensation income will be long-term capital gain. If the participant sells the shares at a loss (i.e., if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.

        If the participant sells the shares prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the shares on the day he or she purchased the shares less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day he or she purchased the shares. This capital gain or loss will be long-term if the participant has held the shares for more than one year and short-term if held one year or less.

Tax Consequences to Us

        There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

        The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2018 EMPLOYEE SHARE PURCHASE PLAN.

Proposal 4: To Approve the Adoption of an Amendment to the Company's 2017 Share Incentive Plan

        On March 12, 2018, our board of directors adopted, subject to shareholder approval, Amendment No.1 to our 2017 Share Incentive Plan. We refer to the 2017 Share Incentive Plan, as amended, as the Amended 2017 Plan. The only change to the 2017 Share Incentive Plan that is reflected in the Amended 2017 Plan, is an increase of 550,000 to the number of shares with respect to which awards may be granted to any plan participant per fiscal year, which we refer to as the per-participant limit. If the Amended 2017 Plan is approved by our shareholders, the per-participant limit will be 750,000 ordinary shares per fiscal year. If the Amended 2017 Plan is not approved by our shareholders, the 2017 Share Incentive Plan will not be amended and the per-participant limit will remain unchanged at 200,000 ordinary shares per fiscal year.

        The per participant limit was included as a provision in the 2017 Share Incentive Plan in part to provide the compensation committee with the ability to grant qualified "performance-based compensation" awards that were exempt from the deduction limitation of Section 162(m). Pursuant to the Tax Act, the performance-based compensation exception has been eliminated for awards granted after December 31, 2017. Nevertheless, the board of directors believes that in order to balance good governance and stock plan management practices with the need to retain and incentivize talented employees, the per-participant limit should be retained in the Amended 2017 Plan but increased by 550,000 ordinary shares per fiscal year.

        The Amended 2017 Plan is intended to be a broad-based plan that allows for the issuance of equity awards within our organization. As of June 1, 2018, 96 employees, or 100% of our employee population and all seven of our non-employee directors participated in the 2017 Share Incentive Plan. Our board of directors believes that approving the Amended 2017 Plan is appropriate and in the best interests of shareholders given the highly competitive environment in which we recruit and retain employees.

Summary of the 2017 Share Incentive Plan, As Amended

        The following summary of the Amended 2017 Plan is qualified in its entirety by reference to the full text of the Amended 2017 Plan, as proposed, which is attached as Appendix B to this proxy statement. References to the board of directors in this summary includes the compensation committee of the board of directors or any similar committee appointed by the board of directors to administer the Amended 2017 Plan.

        Material features of the Amended 2017 Plan include the following:

  •
  The Amended 2017 Plan permits the award of share options (both incentive and nonstatutory options), share appreciation rights (which we refer to as SARs), restricted shares, restricted share units (which we refer to as RSUs) and other share-based awards to our employees, officers, directors, consultants and advisers;

  •
  The Amended 2017 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements and provides that, in the case of the exercise of an SAR, the number of shares counted against the shares available under, and the sublimits of, the Amended 2017 Plan is based on the full number of shares subject to the exercised portion of the SAR regardless of the number of shares actually used to settle the SAR;

  •
  Subject to adjustment in the event of share splits, share dividends or similar events, no more than 750,000 ordinary shares may be subject to awards granted to any Amended 2017 Plan participant per fiscal year. In addition, subject to exception only in extraordinary circumstances, the Amended 2017 Plan includes limitations on the maximum value of ordinary shares that may be subject to awards granted to any individual non-employee director in any fiscal year and the maximum amount of cash compensation that may be paid to any individual non-employee director in any fiscal year;

  •
  The Amended 2017 Plan generally prohibits the direct or indirect repricing of share options or SARs without shareholder approval;

  •
  The Amended 2017 Plan prohibits the payment or accrual of dividend equivalents on share options or SARs and requires that dividends or dividend equivalents, as the case may be, granted with respect to restricted shares, RSUs or other share-based awards be subject to the same restrictions on transfer and forfeitability that apply to the award with respect to which they are paid; and

  •
  Shareholder approval is required prior to an amendment to the Amended 2017 Plan that would (i) expand the types of available awards, (ii) materially expand the class of participants eligible to participate, or (iii) except as set forth in the Amended 2017 Plan, materially increase the number of ordinary shares authorized for issuance under the Amended 2017 Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules

        The Amended 2017 Plan allows for the issuance of incentive share options intended to qualify under Section 422 of the Code, nonstatutory share options, SARs, restricted shares, RSUs, and other share-based awards, which we refer to collectively as awards. Upon effectiveness of the Amended 2017 Plan and subject to adjustment in the event of share splits, share dividends or similar events, the number of our ordinary shares that will be reserved for issuance under the Amended 2017 Plan will be the sum of (1) 3,000,000 ordinary shares; plus (2) a number of ordinary shares (up to 3,438,990 ordinary shares) which is equal to the sum of the number of our ordinary shares then available for issuance under the Stock Option Plan 2015 and the number of ordinary shares subject to outstanding awards under the Stock Option Plan 2015 that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right; plus (3) an annual increase, to be added on the first day of each fiscal year beginning in the fiscal year ending December 31, 2018 and continuing until, and including, the fiscal year ending December 31, 2027, equal to the least of (i) 2,000,000 ordinary shares, (ii) 4% of the number of outstanding ordinary shares on such date and (iii) an amount determined by the board of directors. As of June 1, 2018, there were 2,587,242 ordinary shares available for future awards under the Amended 2017 Plan.

        Subject to adjustment in the event of share splits, share dividends or similar events, the maximum number of ordinary shares with respect to which awards may be granted under the Amended 2017 Plan to any participant is 750,000 per fiscal year. For this purpose, the combination of an option in tandem with an SAR will be treated as a single award. In addition, the maximum value (calculated based on grant date fair value for financial reporting purposes) of our ordinary shares subject to awards granted under the Amended 2017 Plan in any fiscal year to any individual non-employee director may not exceed (i) $500,000 in the case of an incumbent non-employee director, or (ii) $1,000,000, in the case of a new non-employee director during his or her first year of service. The maximum cash compensation paid in any fiscal year to any individual non-employee director may not exceed $175,000 in the case of an incumbent director and $225,000 in the case of the chairman of our board of directors. Exceptions to the foregoing limitation may be made in extraordinary circumstances, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

        For purposes of counting the number of shares available for the grant of awards under the Amended 2017 Plan, all ordinary shares covered by SARs will be counted against the number of shares available for the grant of awards and against the sublimits of the Amended 2017 Plan. However, SARs that may be settled only in cash will not be so counted, and if we grant an SAR in tandem with an option for the same number of ordinary shares and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Amended 2017 Plan.

        Shares covered by awards under the Amended 2017 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR that was settleable either in cash or in ordinary shares actually being settled in cash) will again be available for the grant of awards under the Amended 2017 Plan (subject, in the case of incentive share options, to any limitations under the Code). In the case of the exercise of an SAR, the number of shares counted against the shares available for the grant of awards and against the sublimits of the Amended 2017 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

        Ordinary shares that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase ordinary shares upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Amended 2017 Plan. Ordinary shares of ours repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the Amended 2017 Plan.

        In connection with a merger or consolidation of an entity with us or our acquisition of property or shares of an entity, our board of directors may grant awards under the Amended 2017 Plan in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended 2017 Plan. Any such substitute awards will not count against the overall share limits or the sublimits described above, except as required by Section 422 and related provisions of the Code.

        Shares issued under the Amended 2017 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Descriptions of Awards.

        Options.    Optionees receive the right to purchase a specified number of our ordinary shares at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Only our employees or employees of our subsidiaries may receive "incentive share options" as defined in Section 422 of the Code. An option that is not intended to be an "incentive share option" is a "nonstatutory share option". Options may not be granted at an exercise price that is less than 100% of the fair market value of our ordinary shares on the date of grant; provided, however, that if our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our ordinary shares on such future date. Under present law, incentive share options may not be granted at an exercise price less than 110% of the fair market value of our ordinary shares on the date of grant in the case of incentive share options granted to optionees holding more than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries. Under the terms of the Amended 2017 Plan, options may not be granted for a term of more than ten years (and, under present law, five years in the case of incentive share options granted to optionees holding greater than 10% of the total combined voting power of all classes of our shares or any of our subsidiaries). The Amended 2017 Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash, by check or, except as may otherwise be provided in the applicable option agreement or approved by our board of directors, in connection with a "cashless exercise" through a broker, (ii) to the extent provided in the applicable option agreement or approved by our board of directors, and subject to certain conditions, by delivery of ordinary shares to us owned by the participant valued at their fair market value, (iii) except for awards made to non-employee participants, to the extent provided in an applicable nonstatutory share option agreement or approved by our board of directors, by delivery of a notice of "net exercise" as a result of which we will retain a number of ordinary shares otherwise issuable pursuant to the share option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of an ordinary share of ours on the date of exercise, (iv) to the extent permitted by applicable law and provided for in the applicable option agreement or approved by our board of directors, by any other lawful means, or (v) by any combination of these forms of payment. No option granted under the Amended 2017 Plan may contain any provision entitling the participant to the automatic grant of additional options in connection with the exercise of the original option nor may any option granted under the Amended 2017 Plan provide for the payment or accrual of dividend equivalents.

        Share Appreciation Rights.    An SAR is an award entitling the holder, upon exercise, to receive a number of ordinary shares, or cash (or a combination of our ordinary shares and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of an ordinary share over the measurement price. The Amended 2017 Plan provides that the measurement price of an SAR may not be less than 100% of the fair market value of our ordinary shares on the date the SAR is granted (provided, however, that if our board of directors approves the grant of an SAR effective as of a future date, the measurement price may not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SAR granted under the Amended 2017 Plan may contain any provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR nor may any SAR granted under the Amended 2017 Plan provide for the payment or accrual of dividend equivalents.

        Limitation on Repricing of Options and SARs.    With respect to options and SARs, unless such action is approved by our shareholders or otherwise permitted under the terms of the Amended 2017 Plan in connection with certain changes in capitalization and reorganization events, we may not (1) amend any outstanding option or SAR granted under the Amended 2017 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (2) cancel any outstanding option or SAR (whether or not granted under the Amended 2017 Plan) and grant in substitution therefor new awards under the Amended 2017 Plan (other than certain substitute awards described above) covering the same or a different number of ordinary shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the canceled option or SAR, (3) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of an ordinary share of ours, or (4) take any other action under the Amended 2017 Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

        Restricted Shares.    Restricted shares entitle recipients to acquire ordinary shares, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Unless otherwise provided in the applicable award agreement, any dividend declared and paid by us with respect to restricted shares will be paid to the participant only if and when such shares become free from any applicable restrictions on transferability and forfeitability.

        Restricted Share Unit Awards.    RSUs entitle the recipient to receive ordinary shares, or cash equal to the fair market value of such shares, to be delivered at the time such award vests pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of an RSU will be deferred, on a mandatory basis or at the election of the participant in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. Our board may provide that a grant of RSUs may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding ordinary shares. Any such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are paid, in each case to the extent provided in the award agreement.

        Other Share-Based Awards.    Under the Amended 2017 Plan, our board of directors may grant other awards of ordinary shares, and other awards that are valued in whole or in part by reference to, or are otherwise based on, ordinary shares or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other share-based awards. Other share-based awards may be available as a form of payment in settlement of other awards granted under the Amended 2017 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other share-based awards may be paid in ordinary shares or in cash, as our board of directors may determine. The award agreement for an other share-based award may provide participants with the right to receive dividend equivalents. Such dividend equivalents may be paid currently or credited to an account for the participant, may be settled in cash and/or ordinary shares and will be subject to the same restrictions on transfer and forfeitability as the other share-based award with respect to which it is paid, in each case to the extent provided in the award agreement.

        Performance Awards.    Restricted shares, RSUs and other share-based awards under the Amended 2017 Plan may be made subject to the achievement of performance goals. We refer to such awards as performance awards. Performance awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code will be made only by a committee (or subcommittee) of our board of directors comprised solely of two or more directors eligible to serve on a committee making awards qualifying as "performance-based compensation" under Section 162(m). For any award intended to qualify as "performance-based compensation," the committee will specify that the degree of granting, vesting and/or payout will be subject to the achievement of one or more objective performance measures established by the committee, which will be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP or other basis, as determined by the committee: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return.

        Such performance goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The committee may specify that such performance measures will be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures (x) may vary by participant and may be different for different awards, (y) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the committee, and (z) will be set by the committee within the time period prescribed by, and will otherwise comply with the requirements of, Section 162(m) of the Code. The committee may adjust downwards, but not upwards, the number of shares payable pursuant to such a performance award, and the committee may not waive the achievement of applicable performance measures except in the case of the death or disability of the participant or a change in control of us. In addition, the committee may impose such other restrictions on performance awards as it may deem necessary or appropriate to ensure that such awards satisfy all the applicable requirement for "performance-based compensation" under Section 162(m).

        Although the Amended 2017 Plan retains provisions that relate to Section 162(m) of the Code, these provisions are as described above, in large part, no longer relevant due to elimination of the "performance-based compensation" exception to the deduction limitation of Section 162(m) pursuant to the Tax Act. Under the Amended 2017 Plan, the board of directors may, however, continue to make awards of restricted stock, restricted stock units, or other stock-based awards that will vest solely upon the achievement of specified performance criteria that are not intended to qualify for deduction under Section 162(m). Any such awards may be based on the performance criteria described above or other performance measures, may be subject to the adjustments described above or other adjustments, and may be set at the time, in each case, as the board of directors may determine.

Transferability of Awards

        Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by granted participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive share option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if, with respect to such proposed transferee, we would be eligible to use a Form S-8 for the registration of the sale of the ordinary shares subject to such award under the Securities Act of 1933, as amended. Further, we are not required to recognize any such transfer until such time as the permitted transferee has, as a condition to such transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. Nothing in the Amended 2017 Plan restricts a participant from making a transfer to us.

Eligibility to Receive Awards

        All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Amended 2017 Plan. As of June 1, 2018, approximately 103 individuals, including our employees, six executive officers and seven non-employee directors, were eligible to receive awards under the 2017 Share Incentive Plan. However, incentive share options may only be granted to our employees, employees of our present or future parent or subsidiary corporations, and employees of any other entities the employees of which are eligible to receive incentive share options under the Code. On June 1, 2018, the last reported sale price of our ordinary shares on the Nasdaq Global Market was $4.41. Based solely on the last reported sale price of our ordinary shares on the Nasdaq Global Market on June 1, 2018, and the maximum number of ordinary shares that were available for awards as of June 1, 2018, the maximum aggregate market value of the ordinary shares that could potentially be issued under the Amended 2017 Plan is $21.8 million.

New Plan Benefits

        Dr. Broom has been awarded RSUs representing 67,500 ordinary shares, with an effective grant date of the earlier of January 1, 2019 and shareholder approval of the Amended 2017 Plan. Other than the annual grant of 29,000 ordinary shares to each of our current non-employee directors, as discussed in further detail in the section entitled "Director Compensation," the granting of all other future awards under the Amended 2017 Plan is discretionary and cannot be determined at this time.

Name	Shares Underlying Stock Options (#)	Shares Underlying RSUs (#)
Colin Broom, Chief Executive Officer	—	67,500
Gary Sender, Chief Financial Officer	—	—
Steven Gelone, Chief Scientific Officer	—	—
Elyse Seltzer, Chief Medical Officer	—	—
All current executive officers as a group	—	67,500
All non-employee directors as a group	—	—
All employees, including current officers, who are not executive officers, as a group	—	—

Existing Plan Benefits

        The following table sets forth, for each of the individuals and groups indicated, the total number of ordinary shares issuable pursuant to options and RSUs granted under the 2017 Share Incentive Plan, in each case, since the 2017 Share Incentive Plan became effective through June 1, 2018. No other types of awards have been granted under the 2017 Share Incentive Plan.

Name	Shares Underlying Stock Options (#)	Weighted Average Exercise Price ($)	Shares Underlying RSUs (#)
Colin Broom, Chief Executive Officer	200,000	6.47	—
Gary Sender, Chief Financial Officer	100,000	6.47	22,500
Steven Gelone, Chief Scientific Officer	100,000	6.47	22,500
Elyse Seltzer, Chief Medical Officer	—	—	—
All current executive officers as a group	750,000	6.18	90,000
All non-employee directors as a group	234,600	5.41	—
All employees, including current officers, who are not executive officers, as a group	1,026,900	6.34	182,050

Administration

        The Amended 2017 Plan will be administered by our board of directors. Our board of directors has the authority to grant awards, to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2017 Plan that it deems advisable and to construe and interpret the provisions of the Amended 2017 Plan and any award agreements entered into under the Amended 2017 Plan. Our board may correct any defect, supply any omission or reconcile any inconsistency in the Amended 2017 Plan or any award. All actions and decisions by our board of directors will be made in our board of directors' discretion and will be final and binding on all persons having or claiming any interest in the Amended 2017 Plan or in any award. Pursuant to the terms of the Amended 2017 Plan, our board of directors may delegate any or all of its powers under the Amended 2017 Plan to one or more committees or subcommittees of our board of directors.

        In addition, subject to any requirements of applicable law, our board of directors may delegate to one or more of our officers the power to grant awards (subject to any limitations under the Amended 2017 Plan) to our employees or officers and to exercise such other powers under the Amended 2017 Plan as our board of directors may determine. Our board will fix the terms of any awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted. No officer will be authorized to grant awards to any "executive officer" of ours (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, or, the Exchange Act) or to any "officer" of ours (as defined by Rule 16a-1 under the Exchange Act).

        Notwithstanding the foregoing, awards made under the Amended 2017 Plan to non-employee directors will be granted and administered by a committee, all of the members of which are independent directors as defined by 5605(a)(2) of the NASDAQ Marketplace Rules.

        Subject to any applicable limitations contained in the Amended 2017 Plan (including with respect to performance awards), our board of directors generally selects the recipients of awards and determines the following with respect to such awards:

  •
  the number of ordinary shares, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards becomes exercisable or otherwise vest;

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  the exercise or measurement price of awards, if any;

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  the duration of awards; and

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  the effect on awards of a change in control of us.

        Each award under the Amended 2017 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board will determine the effect on an award of the disability, death, termination or other cessation of employment, office or services, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant's legal representative, conservator, guardian or designated beneficiary) may exercise rights, or receive any benefits, under the award.

        Notwithstanding any other provision of the Amended 2017 Plan, (a) we are not obliged to issue any ordinary shares pursuant to an award unless at least the par value of such newly issued ordinary share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an award is obliged to make such payment) and (b) we are not obligated to deliver any ordinary shares pursuant to the Amended 2017 Plan or to remove restrictions from shares previously issued or delivered under the Amended 2017 Plan until (i) all conditions of the award have been met or removed to our satisfaction, (ii) in the opinion of our counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the participant has executed and delivered to us such representations or agreements as we may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        Our board of directors may at any time provide that any award granted under the Amended 2017 Plan shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

        In the event of any alternation or reorganization whatsoever taking place in our capital structure whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our ordinary shares, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended 2017 Plan, (ii) the share counting rules and sublimits set forth in the Amended 2017 Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted shares, and (vi) the share-and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each other share-based award.

        We will, subject to applicable law and the terms of our constitutional documents, indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended 2017 Plan has been or will be delegated against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with our board of directors' approval) arising out of any act or omission to act concerning the Amended 2017 Plan unless arising out of such person's own fraud or bad faith.

        In accepting an award granted under the Amended 2017 Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in future.

        Amendment of Awards.    Except as otherwise provided under the Amended 2017 Plan with respect to repricing outstanding share options or SARs, or actions requiring shareholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive share option to a nonstatutory share option, provided that the participant's consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant's rights under the Amended 2017 Plan or the change is otherwise permitted under the terms of the Amended 2017 Plan in connection with a change in capitalization or reorganization event.

Reorganization Events

        The Amended 2017 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended 2017 Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our ordinary shares are converted into or exchanged for the right to receive cash, securities or other property, or are cancelled, (b) any transfer or disposition of all of our ordinary shares for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution; any one of which, (a), (b) or (c), may be effected pursuant to the laws of the Republic of Ireland.

        Consequences of Reorganization Event on Awards Other than Restricted Shares.    Under the Amended 2017 Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted shares on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant's unvested awards will be forfeited immediately prior to the consummation of such reorganization event and/or that all of the participant's unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards will become exercisable, realizable, or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our ordinary shares will receive, upon consummation thereof, a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of ordinary shares subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing. Our board is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically.

        The Amended 2017 Plan also provides, however, that for RSUs that are subject to Section 409A of the Code: (A) if the applicable RSU agreement provides that the RSUs will be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the reorganization event constitutes such a "change in control event," then no assumption or substitution of the RSU will be permitted, and the RSUs will instead be settled in accordance with the terms of the applicable RSU agreement; and (B) our board of directors may only undertake the actions set forth in clauses (3), (4) or (5) above if the reorganization event is a "change in control event" as so defined under the Treasury Regulation and such action is permitted or required by Section 409A of the Code. If the reorganization event does not constitute a "change in control event" as defined in the Treasury Regulation or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (1) above, then the unvested RSUs will terminate immediately prior to the consummation of the reorganization event without any payment in exchange therefor.

        Consequences of Reorganization Event on Restricted Shares.    Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted shares will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our ordinary shares were converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted shares. However, our board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted shares or any other agreement between a participant and us, either initially or by amendment, or provide for forfeiture of such restricted shares if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted shares or any other agreement between the participant and us, all restrictions and conditions on all restricted shares then outstanding will automatically be deemed terminated or satisfied.

Authorization of Sub-Plans

        Our board may from time to time establish one or more sub-plans under the Amended 2017 Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. Our board will establish such sub-plans by adopting supplements to the Amended 2017 Plan containing any limitations on our board of directors' discretion under the Amended 2017 Plan as our board of directors deems necessary or desirable or any additional terms and conditions not otherwise inconsistent with the Amended 2017 Plan that our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Amended 2017 Plan, but each supplement will apply only to participants within the affected jurisdiction.

Amendment or Termination

        If we receive shareholder approval of the Amended 2017 Plan, no award may be granted under the Amended 2017 Plan after September 14, 2027, but awards previously granted under the Amended 2017 Plan may extend beyond that date. Our board may amend, suspend or terminate the Amended 2017 Plan or any portion thereof at any time, except that (i) to the extent required by Section 162(m) of the Code, no award granted to a participant that is intended to comply with Section 162(m) after the date of such amendment will become exercisable, realizable or vested, as applicable, unless and until such amendment has been approved by our shareholders in the manner required by Section 162(m), (ii) no amendment that would require shareholder approval under the rules of the Nasdaq stock market may be made effective unless and until such amendment has been approved by our shareholders and (iii) if the national securities exchange on which we then maintain our primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if our ordinary shares are not then listed on any national securities exchange), then no amendment to the Amended 2017 Plan (A) materially increasing the number of shares authorized under the Amended 2017 Plan (other than pursuant to terms of the Amended 2017 Plan), (B) expanding the types of awards that may be granted under the Amended 2017 Plan, or (C) materially expanding the class of participants eligible to participate in the Amended 2017 Plan will be effective unless and until our shareholders approve such amendment. If at any time the approval of our shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive share options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended 2017 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended 2017 Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended 2017 Plan. No award will be made that is conditioned on shareholder approval of any amendment to the Amended 2017 Plan unless the award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of ordinary shares) prior to the receipt of such shareholder approval.

Federal Income Tax Consequences

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 2017 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.

Incentive Share Options

        A participant will not have income upon the grant of an incentive share option. Also, except as described below, a participant will not have income upon exercise of an incentive share option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Share Options." The exercise of an incentive share option may subject the participant to the alternative minimum tax.

        A participant will have income upon the sale of the shares acquired under an incentive share option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Nonstatutory Share Options

        A participant will not have income upon the grant of a nonstatutory share option. A participant will have compensation income upon the exercise of a nonstatutory share option equal to the fair market value of the shares on the day the participant exercised the option less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Share Appreciation Rights

        A participant will not have income upon the grant of an SAR. A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any shares received. Upon the sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Shares

        A participant will not have income upon the grant of restricted shares unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the shares less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the shares on the date of grant. If the participant does not make a Section 83(b) election, then when the shares vest the participant will have compensation income equal to the fair market value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Restricted Share Units

        A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have income on the vesting date in an amount equal to the fair market value of the shares on such date less the purchase price, if any. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Other Share-Based Awards

        The tax consequences associated with any other share-based award granted under the Amended 2017 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying ordinary shares.

Tax Consequences to Us

        There will be no tax consequences to us with respect to awards made under the Amended 2017 Plan, except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

        The affirmative vote of a majority of the votes cast at the AGM is required for this proposal.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE COMPANY'S 2017 SHARE INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of our ordinary shares as of June 1, 2018 by:

  •
  each of our directors and director nominees;

  •
  each of our "named executive officers";

  •
  all of our directors and executive officers as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our ordinary shares.

        The percentages in the columns entitled "Percentage of Shares Beneficially Owned" are based on a total of 40,687,594 ordinary shares outstanding as of June 1, 2018.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our ordinary shares. Our ordinary shares subject to options that are currently exercisable or exercisable within 60 days of June 1, 2018 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the ordinary shares beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors, Director Nominees and Named Executive Officers:
Daniel Burgess(1)	23,006	*	%
Axel Bolte(2)	—	*	%
George H. Talbot(3)	73,240	*	%
Mark Corrigan(1)	23,006	*	%
Stephen Webster(4)	31,006	*	%
Charles A. Rowland, Jr.(5)	22,100	*	%
Carrie Bourdow(6)	6,733	*	%
Colin Broom(7)	656,315	1.59%
Steven Gelone(8)	159,282	*	%
Gary Sender(9)	94,321	*	%
Elyse Seltzer(10)	146,486	*	%
All current directors and executive officers as a group (13 individuals)(11)	1,164,603	2.79%
5% Shareholders:
Wellington Management Company, LLP(12)	5,140,289	12.63%
Entities affiliated with Vivo Capital(13)	4,074,190	10.01%
OrbiMed Private Investments V, L.P.(14)	3,919,600	9.63%
Novo Holdings A/S(15)	2,924,822	7.19%
HBM Healthcare Investments (Cayman) Ltd.(16)	2,334,008	5.74%
venBio Global Strategic Fund II, L.P.(17)	2,122,962	5.22%

*
Less than one percent.

(1)
Consists of 23,006 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(2)
Mr. Bolte, one of our directors, is an advisor to HBM Partners AG. HBM Partners AG provides investment management services to HBM Healthcare Investments (Cayman) Ltd. and HBM BioCapital Invest Ltd. Mr. Bolte has no voting or investment power over the shares held by HBM Healthcare Investments (Cayman) Ltd. or HBM BioCapital Invest Ltd. and disclaims beneficial ownership of such shares.

(3)
Consists of (i) 33,140, ordinary shares and (ii) 40,100 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(4)
Consists of (i) 8,000, ordinary shares and (ii) 23,006 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(5)
Consists of 22,100 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(6)
Consists of 6,733 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(7)
Consists of (i) 97,151 ordinary shares directly owned by Dr. Broom, (ii) 72,849 ordinary shares held by the Colin Broom Grantor Trusts I and II, and (iii) 486,315 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(8)
Consists of (i) 12,740 ordinary shares and (ii) 146,542 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(9)
Consists of (i) 6,200 ordinary shares and (ii) 88,121 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(10)
Consists of (i) 2,400 ordinary shares and (ii) 144,086 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018.

(11)
Consists of (i) 246,199 ordinary shares and (ii) 1,064,890 ordinary shares issuable upon exercise of stock options within 60 days of June 1, 2018. Such amounts include 13,719 ordinary shares held by executive officers not listed in the table above.

(12)
Based solely upon Schedule 13G filed on April 10, 2018, which sets forth beneficial ownership as of March 30, 2018 for Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. The ordinary shares are owned of record by clients of Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd (collectively, the "Wellington Investment Advisers"). No such client is known to have the right to receive, or the power to direct the receipt of, dividends from, or proceeds from the sale of, more than five percent of the outstanding ordinary shares of the Company. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(13)
Based solely upon Schedule 13G filed on February 12, 2018, which sets forth beneficial ownership as of December 31, 2017. Consists of (i) 3,579,861 ordinary shares and held by Vivo Hong Kong VIII Co, Limited, wholly owned subsidiary of Vivo Capital Fund VIII, L.P. and

  (ii) 494,329 ordinary shares held by Vivo Hong Kong VIII Surplus Co., Limited, wholly owned subsidiary of Vivo Capital Surplus Fund VIII, L.P. Vivo Capital VIII, LLC is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo Capital VIII, LLC are Frank Kung, Albert Cha, Edgar Engleman, Chen Yu and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address for Vivo Capital VIII, LLC is 505 Hamilton Avenue, Suite 207, Palo Alto, California 94301.

(14)
Based solely upon the Schedule 13D filed on January 26, 2018, which sets forth beneficial ownership as of January 24, 2018 for OrbiMed Private Investments V-NB B.V., or OPI V-NB and OrbiMed Private Investments V, L.P., or OPI V. OrbiMed Private Investments V Cooperatief U.A., or Cooperatief, is the sole stockholder of OPI V-NB. OPI V, is the majority member of Cooperatief, and OrbiMed Capital GP V LLC, or GP V, is the sole general partner of OPI V. OrbiMed Advisors LLC, or OrbiMed Advisors, is the managing member of GP V. GP V and OrbiMed Advisors may be deemed to have beneficial ownership of the shares held by OPI V and OPI V-NB. OrbiMed Advisors exercises its investment and voting power with respect to the shares held by OPI V-NB and OPI V through a management committee comprised of Carl L. Gordon, Sven H. Borho and Jonathan T. Silverstein, each of whom disclaims beneficial ownership of such shares. Each of GP V and OrbiMed Advisors disclaims beneficial ownership of the shares held by OPI V and OPI V-NB except to the extent of its or his pecuniary interest therein, if any. The address for these entities is 601 Lexington Avenue, 54th floor, New York, New York 10022.

(15)
Based solely upon Schedule 13G filed on February 2, 2018, which sets forth beneficial ownership as of December 31, 2017. Novo Holdings A/S, a Danish limited liability company, is wholly owned by Novo Nordisk Fonden (the "Foundation"), a Danish commercial foundation. Novo A/S changed its name to Novo Holdings A/S on June 23, 2017. Novo Holdings A/S is the holding company in the group of Novo companies (currently comprised of Novo Nordisk A/S, Novozymes A/S and NNIT A/S) and is responsible for managing the Foundation's assets, including its financial assets. Based on the governance structure of Novo Holdings A/S and the Foundation, the Foundation disclaims any beneficial ownership of the shares held by Novo Holdings A/S. Novo Holdings A/S, through its board of directors (the "Novo Board"), has the sole power to vote and dispose of the shares. Sten Scheibye, Francis Michael Cyprian Cuss, Goran Ando, Jean-Luc Butel, Jeppe Christiansen, Steen Riisgaard, Per Wold-Olsen and Lars Rebien Sorensen serve on the Novo Board and may exercise voting and dispositive control over the shares only with the support of a majority of the Novo Board. As such, no individual member of the Novo Board is deemed to hold any beneficial ownership or reportable pecuniary interest in the shares. The business address of Novo Holdings A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

(16)
Based solely upon the Schedule 13G filed on October 10, 2017 by HBM Healthcare Investments (Cayman) Ltd. and HBM BioCapital Invest Ltd., which sets forth beneficial ownership as of September 22, 2017. Consists of 2,334,008 ordinary shares held by HBM Healthcare Investments (Cayman) Ltd. The board of directors of HBM Healthcare Investments (Cayman) Ltd. has sole voting and investment power with respect to the shares held by such entity. The board of directors of HBM Healthcare Investments (Cayman) Ltd. is comprised of Jean-Marc LeSieur, Richard Coles, Sophia Harris, Dr. Andreas Wicki, Paul Woodhouse and John Urquhart, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of the shares held by HBM Healthcare Investments (Cayman) Ltd., except to the extent of any pecuniary interest therein. The address for HBM Healthcare Investments (Cayman) Ltd. is Governor's Square, Suite # 4-212-2, 23 Lime Tree Bay Avenue, West Bay, Grand Cayman, Cayman Islands.

(17)
Based solely upon Schedule 13G filed on February 9, 2018, which sets forth beneficial ownership as of December 31, 2017. Consists of 2,122,960 ordinary shares held by venBio Global Strategic

  Fund II, L.P. (the "Fund"). venBio Global Strategic GP II, L.P. (the "General Partner") is the sole general partner of the Fund, and venBio Global Strategic GP II, Ltd. (the "GP Ltd.") is the sole general partner of the General Partner. The General Partner and GP Ltd., as well as Robert Adelman and Corey Goodman, as directors of GP Ltd. may be deemed beneficially own the shares. The business address of venBio Global Strategic Fund II, L.P.is c/o venBio Partners, LLC, 1700 Owens Street, Suite 595, San Francisco, California 94158.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our ordinary shares to file with the SEC initial reports of ownership of our ordinary shares and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Our directors, executive officers and holders of more than 10% of our ordinary shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of our records and representations made by the persons required to file these reports, we believe that, during the year ended December 31, 2017, our directors, executive officers and holders of more than 10% of any class of equity securities complied with all Section 16(a) filing requirements applicable to them, except a late Form 4 was filed on May 17, 2017 on behalf of George Talbot reporting certain option exercises.

 OTHER MATTERS

        Our board of directors does not know of any other matters that may come before the AGM. However, if any other matters are properly presented to the AGM, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation of Proxies

        This proxy is solicited on behalf of our board of directors.    We will bear the expenses connected with this proxy solicitation. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, our directors, officers and employees may, without additional remuneration, solicit proxies in person or by use of other communications media.

Householding of Annual and Extraordinary Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement, annual report, Irish statutory financial statements or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in the same household. We will promptly deliver a separate copy of any such document to any shareholder upon request submitted in writing to us at Nabriva Therapeutics plc, 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Investor Relations, or by calling (610) 816-6640. Any shareholder who wants to receive separate copies of the proxy statement, annual report or Notice of Internet Availability of Proxy Materials in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for 2019 Annual General Meeting of Shareholders

        Proposals of shareholders intended to be presented at our 2019 Annual General Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our offices at 25-28 North Wall Quay, Dublin 1, Ireland, Attention: Secretary, no later than February 19, 2019, in order to be included in the proxy statement and proxy card relating to that meeting.

        In addition, shareholders who intend to present matters for action at our 2019 Annual General Meeting or nominate directors for election to our board of directors (other than pursuant to Rule 14a-8) must comply with the requirements set forth in our memorandum and articles of association. For such matters under our memorandum and articles of association, proper written notice must be received by the Secretary at our registered office at the address noted above, no earlier than February 19, 2019 and no later than March 21, 2019; except if the date of the 2019 Annual General Meeting is changed by more than thirty (30) days from the first anniversary date of the 2018 Annual General Meeting, the shareholder's notice must be so received not earlier than one hundred and twenty (120) days prior to such annual general meeting and not later than the close of business on the later of (i) the 90th day prior to such annual general meeting or (ii) the 10th day following the day on which a public announcement of the date of the annual general meeting is first made.

Important Notice of the Internet Availability of Proxy Materials for the Annual General Meeting:

        The Notice and Proxy Statement, Irish Statutory Financial Statements and 2017 Annual Report are available at www.envisionreports.com/nbrv.

Appendix A

NABRIVA THERAPEUTICS PLC

2018 EMPLOYEE SHARE PURCHASE PLAN

        The purpose of this 2018 Employee Share Purchase Plan (this "Plan") is to provide eligible employees of Nabriva Therapeutics plc (the "Company") and certain of its subsidiaries with opportunities to purchase ordinary shares of the Company (the "Ordinary Shares"), commencing at the time set forth in the Plan. Subject to adjustment under Section 15 hereof, the number of Ordinary Shares that have been approved for this purpose is 500,000 Ordinary Shares.

        This Plan is intended to qualify as an "employee share purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, and shall be interpreted consistent therewith.

        1.    Administration.    The Plan will be administered by the Board of Directors of the Company (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

        2.    Eligibility.    All employees of the Company and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Ordinary Shares under the Plan provided that:

          (a)   they are customarily employed by the Company or a Designated Subsidiary for at least twenty (20) hours a week and for more than five (5) months in a calendar year;

          (b)   they have been employed by the Company or a Designated Subsidiary for at least one (1) month prior to enrolling in the Plan; and

          (c)   they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

No employee may be granted an Option hereunder if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the shares of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the share ownership of an employee, and all shares that the employee has a contractual right to purchase shall be treated as shares owned by the employee.

        The Company retains the discretion to determine which eligible employees may participate in an offering pursuant to and consistent with Treasury Regulation Sections 1.423-2(e) and (f).

        3.    Offerings.    The Company will make one or more offerings ("Offerings") to employees to purchase shares under this Plan. Offerings will begin each May 1 and November 1, or the first business day thereafter (such dates, the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six (6) month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Ordinary Shares at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of not more than twelve (12) months and/or choose a different commencement date for Offerings under the Plan.

        4.    Participation.    An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding either a written or electronic payroll deduction authorization form to the employee's appropriate payroll office by such number of days in advance of the applicable Offering Commencement Date as may be established by the Company. In the absence of any other determination by the Company, completed electronic payroll deduction authorization forms must be submitted to the employee's appropriate payroll office at least ten (10) days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his or her deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. "Compensation" means all base, straight-time, gross earnings, which, for U.S. Participants, means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains associated with the grant or vesting of restricted shares, income or gains on the exercise of Company share options or share appreciation rights, and similar items, whether or not shown or separately identified on the employee's Federal Income Tax Withholding Statement or equivalent non-U.S. statement or report, but including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

        5.    Deductions.    The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any percentage amount (in whole percentages) up to a maximum of 15% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made. The Board or the Committee may, at its discretion, designate a lower maximum contribution rate. The minimum payroll deduction is such percentage of Compensation as may be established from time to time by the Board or the Committee.

        6.    Deduction Changes.    An employee may discontinue his or her payroll deduction once during any Plan Period, by filing either a written or electronic new payroll deduction authorization form. However, an employee may not increase or decrease his or her payroll deduction during a Plan Period. If an employee elects to discontinue his or her payroll deductions during a Plan Period, but does not elect to withdraw his or her funds pursuant to Section 8 hereof, funds deducted prior to his or her election to discontinue will be applied to the purchase of Ordinary Shares on the Exercise Date (as defined below).

        7.    Interest.    Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such rate as it may from time to time determine.

        8.    Withdrawal of Funds.    Unless another time is established by the Company, an employee may at any time prior to the close of business on the fifteenth day prior to the end of a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period during which the employee withdrew his or her balance. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

        9.    Purchase of Shares.

          (a)    Number of Shares.    On the Offering Commencement Date, the Company will grant to each eligible employee who is then a participant in the Plan an option (an "Option") to purchase on the last business day of such Plan Period (the "Exercise Date") at the applicable purchase price (the "Option Price") up to that number of Ordinary Shares determined by multiplying $2,083 by the number of full months in the Plan Period and dividing the result by the closing price (as determined below) on the Offering Commencement Date; provided, however, that no employee may be granted an Option which permits his or her rights to purchase Ordinary Shares under this Plan and any other employee share purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Ordinary Shares (determined at the date such Option is granted) for each calendar year in which the Option is outstanding at any time; and, provided, further, however, that the Committee may, in its discretion, set a fixed maximum number of Ordinary Shares that each eligible employee may purchase per Plan Period which number may not be greater than the number of Ordinary Shares determined by using the formula in the first clause of this Section 9(a) and which number shall be subject to the second clause of this Section 9 (a).

          (b)    Option Price.    The Board or the Committee shall determine the Option Price for each Plan Period, including whether such Option Price shall be determined based on the lesser of the closing price of the Ordinary Shares on (i) the first business day of the Plan Period or (ii) the Exercise Date, or shall be based solely on the closing price of the Ordinary Shares on the Exercise Date; provided, however, that such Option Price shall be at least 85% of the applicable closing price. In the absence of a determination by the Board or the Committee, the Option Price will be 85% of the lesser of the closing price of the Ordinary Shares on (i) the first business day of the Plan Period or (ii) the Exercise Date. The closing price shall be (a) the closing price (for the primary trading session) on any national securities exchange on which the Ordinary Shares are listed or (b) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal or another source selected by the Board or the Committee. If no sales of Ordinary Shares were made on such a day, the price of Ordinary Shares shall be the reported price for the next preceding day on which sales were made.

          (c)    Exercise of Option.    Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of whole Ordinary Shares reserved for the purpose of the Plan that his or her accumulated payroll deductions on such date will pay for, but not in excess of the maximum numbers determined in the manner set forth above.

          (d)    Return of Unused Payroll Deductions.    Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance that is less than the purchase price of one Ordinary Share will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

        10.    Issuance of Certificates.    Certificates representing Ordinary Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank, or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing share certificates.

        11.    Rights on Retirement, Death or Termination of Employment.    If a participating employee's employment ends before the last business day of a Plan Period, no payroll deduction shall be taken from any pay then due and owing to the employee and the balance in the employee's account shall be paid to the employee. In the event of the employee's death before the last business day of a Plan Period, the Company shall, upon notification of such death, pay the balance of the employee's account (a) to the executor or administrator of the employee's estate or (b) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate, or (c) to the extent applicable in accordance with the employee's will or the laws of intestacy. If, before the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed ceases to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

        12.    Optionees Not Shareholders.    Neither the granting of an Option to an employee nor the deductions from his or her pay shall make such employee a shareholder of the Ordinary Shares covered by an Option under this Plan until he or she has purchased and received such shares.

        13.    Options Not Transferable.    Options under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

        14.    Application of Funds.    All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

        15.    Adjustment for Changes in Ordinary Shares and Certain Other Events.

          (a)    Changes in Capitalization.    In the event of any share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share limitations set forth in Section 9, and (iii) the Option Price shall be equitably adjusted to the extent determined by the Board or the Committee.

          (b)    Reorganization Events.

            (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Ordinary Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or are cancelled including by way of court ordered scheme of arrangement, (b) any transfer or disposition of all of the Ordinary Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

            (2)    Consequences of a Reorganization Event on Options.    In connection with a Reorganization Event, the Board or the Committee may take any one or more of the following actions as to outstanding Options on such terms as the Board or the Committee determines: (i) provide that Options shall be assumed, or substantially equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to employees, provide that all outstanding Options will be terminated immediately prior to the consummation of such Reorganization Event and that all such outstanding Options will become exercisable to the extent of accumulated payroll deductions as of a date specified by the Board or the Committee in such notice, which date shall not be less than ten (10) days preceding the effective date of the Reorganization Event, (iii) upon written notice to employees, provide that all outstanding Options will be cancelled as of a date prior to the effective date of the Reorganization Event and that all accumulated payroll deductions will be returned to participating employees on such date, (iv) in the event of a Reorganization Event under the terms of which holders of Ordinary Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), change the last day of the Plan Period to be the date of the consummation of the Reorganization Event and make or provide for a cash payment to each employee equal to (A) (1) the Acquisition Price times (2) the number of Ordinary Shares that the employee's accumulated payroll deductions as of immediately prior to the Reorganization Event could purchase at the Option Price, where the Acquisition Price is treated as the fair market value of the Ordinary Shares on the last day of the applicable Plan Period for purposes of determining the Option Price under Section 9(b) hereof, and where the number of shares that could be purchased is subject to the limitations set forth in Section 9(a), minus (B) the result of multiplying such number of shares by such Option Price, (v) provide that, in connection with a liquidation or dissolution of the Company, Options shall convert into the right to receive liquidation proceeds (net of the Option Price thereof) and (vi) any combination of the foregoing.

        For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each Ordinary Share subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Ordinary Shares for each Ordinary Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of such number of ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Ordinary Shares as a result of the Reorganization Event.

        16.    Amendment of the Plan.    The Board may at any time, and from time to time, amend or suspend this Plan or any portion thereof, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made that would cause the Plan to fail to comply with Section 423 of the Code.

        17.    Insufficient Shares.    If the total number of Ordinary Shares specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro-rata basis.

        18.    Termination of the Plan.    This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

        19.    Governmental Regulations.    The Company's obligation to sell and deliver Ordinary Shares under this Plan is subject to listing on a national securities exchange (to the extent the Ordinary Shares are then so listed or quoted) and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such shares.

        20.    Governing Law.    The Plan shall be governed by, except to the extent preempted by other applicable laws (1) with respect to the corporate law requirements applicable to the Company, the validity and authorization of the issuance of Ordinary Shares under the Plan and similar matters, the laws of Ireland (without reference to conflict of law principles thereof) and (2) with respect to all other matters relating to the Plan, the laws of the State of Delaware, excluding choice-of-law principles of the law of that state.

        21.    Issuance of Shares.    Shares may be issued upon exercise of an Option from authorized but unissued Ordinary Shares, from shares held in the treasury of the Company, or from any other proper source.

        22.    Notification upon Sale of Shares.    Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

        23.    Grants to Employees in Foreign Jurisdictions.    The Company may, to comply with the laws of a foreign jurisdiction, grant Options to employees of the Company or a Designated Subsidiary who are citizens or residents of such foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) with terms that are less favorable (but not more favorable) than the terms of Options granted under the Plan to employees of the Company or a Designated Subsidiary who are resident in the United States. Notwithstanding the preceding provisions of this Plan, employees of the Company or a Designated Subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from eligibility under the Plan if (a) the grant of an Option under the Plan to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction or (b) compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code. The Company may add one or more appendices to this Plan describing the operation of the Plan in those foreign jurisdictions in which employees are excluded from participation or granted less favorable Options.

        24.    Authorization of Sub-Plans.    The Board may from time to time establish one or more sub-plans under the Plan with respect to one or more Designated Subsidiaries, provided that such sub-plan complies with Section 423 of the Code.

        25.    Withholding.    If applicable tax laws impose a tax or social security withholding obligation, each affected employee shall, no later than the date of the event creating the tax or social security liability, make provision satisfactory to the Board for payment of any taxes or social security required by law to be withheld in connection with any transaction related to Options granted to or shares acquired by such employee pursuant to the Plan. The Company may, to the extent permitted by law, deduct any such taxes or social security from any payment of any kind otherwise due to an employee.

        26.    Effective Date and Approval of Shareholders.    The Plan shall become effective on the date that the Plan is approved by the Company' shareholders (the "Effective Date").

        27.    Data Protection.    By participating in the Plan, employees agree to the collection, holding, processing and transfer of personal data, to, by and between the Company and any administrator agreed in connection with the Plan and acknowledge that this may involve the transfer of personal data to countries outside the European Economic Area (EEA), including the USA for further processing of the data. Employees acknowledge that countries outside the EEA may not have the same data protection laws and safeguards as in the EEA.

Adopted by the Board of Directors on May 2, 2018
Approved by the shareholders on

SCHEDULE A
Provisions Applicable to Irish Participants

        The following provisions shall apply to any eligible employee who is a participant in the Plan who is resident in Ireland (an "Irish Participant"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Taxes and Other Source Deductions

        It is the responsibility of the Irish Participant to complete and file any tax returns which may be required under Irish tax laws within the periods specified in those laws as a result of the Irish Participant's participation in the Plan.

        It is also the responsibility of the Irish Participant to pay all taxes resulting from his or her acquisition of Ordinary Shares pursuant to this Plan in accordance with Irish tax law within the period specified in those laws.

Rights on Retirement, Death or Termination of Employment

        Section 11 of the Plan shall be amended by the addition of the following sentence:

        "Under no circumstances will any Employee ceasing to be an Employee be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he or she might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever."

 SCHEDULE B
Provisions Applicable to Austrian Participants

        The following provisions shall apply to any eligible employee who is a participant in the Plan who is subject to income tax in Austria (an "Austrian Participant"). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Taxes and Other Source Deductions

        It is the responsibility of the Austrian Participant to complete and file any tax returns which may be required under Austrian tax laws within the periods specified in those laws as a result of the Austrian Participant's participation in the Plan.

        It is in particular the responsibility of the Austrian Participant to pay all taxes resulting from his or her acquisition of Ordinary Shares pursuant to this Plan in accordance with Austrian tax law within the period specified in those laws, provided that the Company (or any of its subsidiaries) has not deducted applicable taxes and/or similar charges from any payment of any kind otherwise due to an employee on behalf of the Austrian Participant.

Appendix B

NABRIVA THERAPEUTICS PLC

2017 SHARE INCENTIVE PLAN, AS AMENDED

1.
Purpose

        The purpose of this 2017 Share Incentive Plan (the "Plan") of Nabriva Therapeutics plc a public limited company organized under the laws of the Republic of Ireland (the "Company"), is to advance the interests of the Company's shareholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's shareholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.
Eligibility

        All of the Company's employees are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan, including any sub-plan of the Plan, is deemed a "Participant." The Plan provides for the following types of awards, each of which is referred to as an "Award": Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), RSUs (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.
Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board's discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    Subject to any requirements of applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

4.
Shares Available for Awards

        (a)    Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Share Options (as defined in Section 5(b)) for up to the sum of:

            (A)  3,000,000 ordinary shares of the Company (the "Ordinary Shares"); plus

            (B)  Such additional number of Ordinary Shares (up to 3,438,990) as is equal to the sum of the number of Ordinary Shares reserved for issuance under the Company's Amended and Restated Stock Option Plan 2015, As Amended (the "2015 Plan") that remained available for grant under the 2015 Plan as of immediately prior to the Company's 2017 stockholder meeting and the number of Ordinary Shares subject to awards granted under the 2015 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased at their original repurchase price pursuant to contractual repurchase provisions (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code); plus

            (C)  an annual increase to the number of Ordinary Shares issuable hereunder, to be added on the first day of each fiscal year, beginning in the fiscal year ending December 31, 2018 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2027, equal to the least of (i) 2,000,000 Ordinary Shares, (ii) 4% of the outstanding Ordinary Shares on such date, and (iii) an amount determined by the Board.

    Ordinary Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (2)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimit contained in Section 4(b):

            (A)  all Ordinary Shares covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimit referenced in the first clause of this Section 4(a)(2); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants a SAR in tandem with an Option for the same number of Ordinary Shares and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

            (B)  if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of Ordinary Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Ordinary Shares not being issued (including as a result of a SAR that was settleable either in cash or in shares actually being settled in cash), the unused Ordinary Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Share Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of a SAR, the number of shares counted against the shares available under the Plan and against the sublimit referenced in the first clause of this Section 4(a)(2) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

            (C)  Ordinary Shares delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase Ordinary Shares upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

            (D)  Ordinary Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

        (b)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 10, the maximum number of Ordinary Shares with respect to which Awards may be granted to any Participant under the Plan shall be 200,000 per fiscal year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

        (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or shares of an entity, the Board may grant Awards in substitution for any options or other shares or share-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.
Share Options

        (a)    General.    The Board may grant options to purchase Ordinary Shares (each, an "Option") and determine the number of Ordinary Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

        (b)    Incentive Share Options.    An Option that the Board intends to be an "incentive share option" as defined in Section 422 of the Code (an "Incentive Share Option") shall only be granted to employees of Nabriva Therapeutics plc, any of Nabriva Therapeutics plc's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Share Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Share Option shall be designated a "Nonstatutory Share Option." The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Share Option is not an Incentive Share Option or if the Company converts an Incentive Share Option to a Nonstatutory Share Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined provided that in all cases it will not be less than the nominal value of an Ordinary Share. The exercise price shall be specified in the applicable Option agreement which may be electronic. The exercise price shall be not less than 100% of the Grant Date

Fair Market Value (as defined below) of the Ordinary Shares on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. "Grant Date Fair Market Value" of an Ordinary Share for purposes of the Plan will be determined as follows:

          (1)   if the Ordinary Shares trade on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

          (2)   if the Ordinary Shares do not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

          (3)   if the Ordinary Shares are not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

    For any date that is not a trading day, the Grant Date Fair Market Value of an Ordinary Share for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of "closing sale price" or "bid and asked prices" if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

    The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants' agreement that the Administrator's determination is conclusive and binding even though others might make a different determination.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

        (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Ordinary Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.

        (f)    Payment Upon Exercise.    Ordinary Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   to the extent provided for in the applicable Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery (either by actual delivery or attestation)

  of Ordinary Shares owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Ordinary Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Ordinary Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent provided for in the applicable Nonstatutory Share Option agreement or approved by the Board, and subject to compliance with applicable law, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

          (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or

          (6)   by any combination of the above permitted forms of payment.

        (g)    Limitation on Repricing.    Unless such action is approved by the Company's shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market ("NASDAQ").

        (h)    No Reload Options.    No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

        (i)    No Dividend Equivalents.    No Option shall provide for the payment or accrual of dividend equivalents.

6.
Share Appreciation Rights

        (a)    General.    The Board may grant Awards consisting of share appreciation rights ("SARs") entitling the holder, upon exercise, to receive a number of Ordinary Shares or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of an Ordinary Share (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date. The SAR agreement may be in written or electronic form.

        (b)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of an Ordinary Share on the date the SAR is granted; provided that if the Board approves the grant of a SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

        (c)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

        (d)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

        (e)    Limitation on Repricing.    Unless such action is approved by the Company's shareholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of Ordinary Shares and having a measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Ordinary Shares (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ.

        (f)    No Reload SARs.    No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

        (g)    No Dividend Equivalents.    No SAR shall provide for the payment or accrual of dividend equivalents.

7.
Restricted Shares; RSUs

        (a)    General.    The Board may grant Awards entitling recipients to acquire Ordinary Shares ("Restricted Shares"), subject to the right of the Company to repurchase (in accordance with applicable law and the award agreement) all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive Ordinary Shares or cash to be delivered at the time such Award vests ("RSUs").

        (b)    Terms and Conditions for Restricted Shares and RSUs.    The Board shall determine the terms and conditions of Restricted Shares and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. The award agreement with respect to Restricted Shares or RSUs, as applicable, may be in written or electronic form.

        (c)    Additional Provisions Relating to Restricted Shares.

          (1)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, shares or property) declared and paid by the Company with respect to Restricted Shares ("Unvested Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying Restricted Shares. No interest will be paid on Unvested Dividends.

          (2)    Share Certificates.    The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a share power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

(d)
Additional Provisions Relating to RSUs.

        (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of Ordinary Shares specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder ("Section 409A").

        (2)    Voting Rights.    A Participant shall have no voting rights with respect to any RSUs.

        (3)    Dividend Equivalents.    The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Ordinary Shares ("Dividend Equivalents"). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

8.
Other Share-Based Awards

        (a)    General.    The Board may grant other Awards of Ordinary Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Ordinary Shares or other property ("Other Share-Based Awards"). Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Ordinary Shares or cash, as the Board shall determine.

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.

        (c)    Dividend Equivalents.    The Award agreement for an Other Share-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or Ordinary Shares and shall be subject to the same restrictions on transfer and forfeitability as the Other Share-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

9.
Performance Awards.

        (a)    Grants.    Restricted Shares, RSUs and Other Share-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 ("Performance Awards").

        (b)    Committee.    Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

        (c)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles ("GAAP") or on a non-GAAP basis, as determined by the Committee: net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, share price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total shareholder return. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) non-recurring or unusual gains or losses, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (z) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

        (d)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

        (e)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

10.
Adjustments for Changes in Ordinary Shares and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any alteration or reorganization whatsoever taking place in the capital structure of the Company whether by way of share split, reverse share split, share dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Ordinary Shares other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Shares and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Ordinary Shares by means of a share dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such share dividend shall be entitled to receive, on the distribution date, the share dividend with respect to the Ordinary Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such share dividend.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Ordinary Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Ordinary Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company. For the avoidance of doubt, any one or more of the above events may be effected pursuant to (A) a compromise or arrangement sanctioned by the court under Chapter 1 of Part 9 of the Companies Act 2014 of the Republic of Ireland or (B) otherwise under Part 9 of the Companies Act 2014 of the Republic of Ireland or (C) otherwise under the Companies Act 2014 of the Republic of Ireland.

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Shares.

            (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Ordinary Shares will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of Ordinary Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

            (B)  Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

            (C)  For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Ordinary Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Ordinary Shares for each Ordinary Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of ordinary shares of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding Ordinary Shares as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Restricted Shares.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Ordinary Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Shares if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.

11.
General Provisions Applicable to Awards

          (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Share Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended for the registration of the sale of the Ordinary Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

          (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

          (c)    Termination of Service.    The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

          (d)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver share certificates or otherwise recognize ownership of Ordinary Shares under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Committee, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Ordinary Shares, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Committee, that the total tax withholding where shares are being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain Ordinary Shares having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of Ordinary Shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

          (e)    Amendment of Award.    Except as otherwise provided in Section 5(g), 6(e) and 9, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Share Option to a Nonstatutory Share Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 10.

          (f)    Conditions on Delivery of Shares.    Notwithstanding any other provision of this Plan, (a) the Company shall not be obliged to issue any Ordinary Shares pursuant to an Award unless at least the par value of such newly issued Ordinary Share has been fully paid in advance in accordance with all applicable law (which requirement may mean the holder of an Award is obliged to make such payment) and (b) the Company will not be obligated to deliver any Ordinary Shares pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

          (g)    Acceleration.    The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.
Miscellaneous

          (a)    No Right To Employment.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

          (b)    No Rights As Shareholder; Clawback.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any

  Ordinary Shares to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

          (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's shareholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

          (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's shareholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require shareholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company's shareholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when shareholder approval of amendments to equity compensation plans is required (or if the Company's Ordinary Shares are not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company's shareholders approve such amendment. In addition, if at any time the approval of the Company's shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Share Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon shareholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Ordinary Shares prior to such shareholder approval.

          (e)    Authorization of Sub-Plans.    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

          (f)    Compliance with Section 409A of the Code.    If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A) (the "New Payment Date"), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

        The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

          (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will, subject to applicable law, and the terms of the Company's constitutional documents, indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

          (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by, except to the extent preempted by other applicable laws (1) with respect to the corporate law requirements applicable to the Company, the validity and authorization of the issuance of Shares under the Plan and similar matters, the laws of Ireland (without reference to conflict of law principles thereof) and (2) with respect to all other matters relating to the Plan and Awards, the laws of the State of Delaware, excluding choice-of-law principles of the law of that state.

NABRIVA THERAPEUTICS plc 2017 SHARE INCENTIVE PLAN
SUB-PLAN GOVERNING AWARDS TO NON-EMPLOYEES

1
General

1.1
In accordance with Rule 12(e) of the 2017 Share Incentive Plan ("the Plan") the Board has determined to establish this sub-plan ("the Non-Employee Sub-Plan") for the purposes of Awards to individuals who are not employees of the Company, including directors, consultants and advisors of the Company.

1.2
All terms that are not otherwise defined herein shall have the same meaning as set forth in the Plan and all provisions of the Plan shall apply to this Non-Employee Sub-Plan except as outlined below.

2
Purpose

2.1
The purpose of the Non-Employee Sub-Plan is to advance the Company's growth and success and to advance its interests by attracting and retaining well-qualified non-employee directors, consultants and advisors and by providing such individuals with incentives to put forth maximum efforts for the long-term success of the Company's business.

3
Terms of Non-Employee Sub-Plan

3.1
Eligibility

  All of the Company's directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act 1933, as amended, or any successor form) are eligible to be granted Awards (as defined below) under the Non-Employee Sub-Plan.

3.2
Administration

  Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by 5605(a)(2) of the NASDAQ Marketplace Rules.

3.3
Limits

  The maximum value (calculated based on grant date fair value for financial reporting purposes) of Ordinary Shares subject to Awards granted in any fiscal year to any individual non-employee director shall not exceed $500,000 in the case of an incumbent director or $1,000,000 in the case of a new director during his or her first year of service. The maximum amount of cash compensation paid in any fiscal year to any individual non-employee director shall not exceed $175,000 in the case of an incumbent director or $225,000 in the case of the Chairman of the Board. The Committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

3.4
Payment upon Exercise

  The provisions of clause 5(f) of the Plan shall apply to this Non-Employee Sub-Plan except that the Company will not provide for or permit the "net exercise" arrangement referred to in clause 5(f)(4) of the Plan.

3.5
Termination of Status

  The Board shall determine the effect on an Award of the disability, death, termination or other cessation of office or services or other change in the status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

3.6
No Right To Status.

  No person shall have any claim or right to be granted an Award by virtue of the adoption of the Non-Employee Sub-Plan, and the grant of an Award shall not be construed as giving a Participant the right to a continued relationship with the Company. The Company expressly reserves the right at any time to terminate its relationship with a Participant free from any liability or claim under the Non-Employee Sub-Plan, except as expressly provided in the applicable Award.

Amendment No. 1 to 2017 Share Incentive Plan

        Pursuant to Section 12(d) of the 2017 Share Incentive Plan (the "Plan") of Nabriva Therapeutics plc (the "Company"), the Plan is hereby amended as follows:

  1.
  Section 4(b) of the Plan is amended to read in its entirety as follows:

          "Per-Participant Limit. Subject to adjustment under Section 10, the maximum number of Ordinary Shares with respect to which Awards may be granted to any Participant under the Plan shall be 750,000 per fiscal year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award. The per-Participant limit described in this Section 4(b) shall, to the extent possible, be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulation thereunder ("Section 162(m)").

        This Amendment shall become effective on the date it is adopted by the Board; provided that, to the extent required, no Award shall be made pursuant to the Plan (other than an Award that would have been authorized under the Plan as in effect prior to this Amendment) before shareholder approval of this Amendment, unless the Award is conditioned upon shareholder approval of this Amendment and the Award provides that (1) it will terminate or be forfeited if shareholder approval of the Amendment is not obtained within 12 months from the date of the grant of such Award and (2) it may not be exercised or settled (or otherwise result in the issuance of Ordinary Shares) prior to such shareholder approval.

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 Nabriva Therapeutics plc 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on August 1, 2018. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/NBRV • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed below and FOR Proposals 2, 3 and 4. 1. Election of directors to serve until the 2019 Annual General Meeting of Shareholders + For Against Abstain For Against Abstain For Against Abstain 01 - Daniel Burgess 02 - Carrie Bourdow 03 - Colin Broom 04 - Mark Corrigan 05 - Charles A. Rowland, Jr. 06 - George H. Talbot 07 - Stephen Webster For Against Abstain ForAgainst Abstain 2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize the Board of Directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration. 3. To approve the adoption of the Company’s 2018 Employee Share Purchase Plan. 4. To approve the adoption of an amendment to the Company’s 2017 Share Incentive Plan. 5. To transact such other business as may properly come before the meeting, including any adjournment or postponement thereof. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title as such. This proxy is only valid when signed and dated. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X3 7 9 0 9 1 1 02V8JF MMMMMMMMM B A Annual General Meeting Proxy Card1234 5678 9012 345 X IMPORTANT ANNUAL GENERAL MEETING INFORMATION

. 2018 Annual General Meeting Admission Ticket 2018 Annual General Meeting of Nabriva Therapeutics plc Shareholders August 1, 2018 3:00 p.m. Irish Time 25-28 North Wall Quay Dublin 1, Ireland Upon arrival, please present this admission ticket and photo identification at the registration desk. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Nabriva Therapeutics plc + Notice of 2018 Annual General Meeting of Shareholders August 1, 2018 3:00 p.m. Irish Time Nabriva Therapeutics plc 25-28 North Wall Quay Dublin 1, Ireland This proxy is solicited by the Board of Directors Colin Broom, Gary Sender and Robert Crotty, or any of them, each with the power of substitution, are hereby appointed as proxies, and authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Nabriva Therapeutics plc to be held on August 1, 2018 or at any postponement or adjournment thereof. A shareholder entitled to attend and vote is entitled to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual General Meeting. A proxy need not be a shareholder of record. If you wish to nominate a proxy other than Colin Broom, Gary Sender and Robert Crotty, please contact our Company Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast. Shares represented by this proxy will be voted in the manner directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C